                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant [X]

    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:

    [X] Preliminary Proxy Statement

    [ ] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Section 240-14a.11(c) or
        Section 240.14a-12


                              Ford Motor Company
- -------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


                              Ford Motor Company
- -------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

    [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)

    [ ] $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3)

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------


    * Set forth the amount on which the filing fee is calculated and state how it was determined.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    (3) Filing Party:

        ------------------------------------------------------------------------

    (4) Date Filed:

        ------------------------------------------------------------------------

                         PRELIMINARY PROXY STATEMENT

                                     [LOGO]

Ford Motor Company                                             The American Road
                                                        Dearborn, Michigan 48121

                                                                  April 15, 1994

TO OUR STOCKHOLDERS:

Our 1994 Annual Meeting will be held on Thursday, May 12, at the Stouffer Tower City Plaza Hotel in Cleveland, Ohio.

As you know from our recent earnings reports, the Company has made significant progress in improving profits. As a way of sharing this progress with you, the Board of Directors, on April 14, 1994, increased the cash dividend on the Company's Common Stock and Class B Stock from 40 cents to 45 cents a share for the second quarter of 1994. It also declared a two-for-one stock split in the form of a one hundred percent stock dividend (the "Stock Split") on the Company's Common Stock and Class B Stock, subject to stockholder approval of an amendment to the Company's Certificate of Incorporation increasing the authorized number of shares of Common Stock and Class B Stock.

THE STOCK SPLIT IS CONTINGENT UPON STOCKHOLDER APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION. Holders of record of Common Stock and holders of record of Class B Stock at the close of business on March 14, 1994 will be entitled to vote on this matter at the Annual Meeting. The accompanying proxy statement explains the requirements to give effect to the Stock Split and includes, in the Appendix, the text of the proposed amendment to the Certificate of Incorporation. The par value of the authorized shares of each class of stock will not be affected and will remain $1.00 per share.

If the proposed amendment is approved by stockholders, the Stock Split will be effective June 6, 1994. Each holder of record of Common Stock and each holder of record of Class B Stock at the close of business on that date will be entitled to receive a certificate representing one additional share for each share held. We would expect those certificates to be mailed around July 5, 1994.

This will be the first Ford stockholders meeting to be held outside of southeastern Michigan since the Company went public in 1956. Your Board of Directors chose Cleveland because of the Company's significant community presence there. Outside of Detroit, the metropolitan Cleveland area has the largest concentration of Ford stockholders, employees and facilities. Ford is the largest private-sector employer in the Greater Cleveland industrial community, with 15,000 employees at six plants and many offices.

We urge you to read the Notice of Meeting and Proxy Statement so you may be informed about the business to come before the meeting. At your earliest convenience, please sign and return the accompanying Proxy Card in the postage-paid envelope. To make sure that your shares will be represented, we suggest that you sign and return the Proxy Card whether or not you plan to attend the meeting.

The Annual Meeting will start promptly at 10 A.M., Eastern Daylight Time. If you would like an admission ticket, please check the box entitled "Plan to Attend Meeting" on the Proxy Card.


                                        /s/ ALEX TROTMAN
                                        ALEX TROTMAN
                                        Chairman of the Board

- --------------------------------------------------------------------------------

         PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ACCOMPANYING PROXY
    CARD IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, WHETHER OR NOT
    YOU PLAN TO ATTEND THE MEETING.
- --------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Ford Motor Company, a Delaware corporation, will be held in the Grand Ballroom at the Stouffer Tower City Plaza Hotel, 24 Public Square, Cleveland, Ohio, on Thursday, May 12, 1994, at 10:00 A.M., Eastern Daylight Time, for the election of directors and for the following purposes:

1. To consider and take action upon a proposal to ratify the selection, by the Audit Committee of the Board of Directors, of Coopers & Lybrand as independent public accountants to audit the books of account and other corporate records of the Company for 1994 (designated as Proposal 1 in the accompanying Proxy Statement).

2. To consider and take action upon a proposal to amend and restate the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock and Class B Stock (designated as Proposal 2 in the accompanying Proxy Statement).

3. To consider and take action upon a proposal of certain stockholders relating to the rotation of the Company's Annual Meeting location, if such proposal should be presented at the meeting (designated as Proposal 3 in the accompanying Proxy Statement).

4. To consider and take action upon a proposal of certain stockholders relating to a report on maquiladora operations in Mexico, if such proposal should be presented at the meeting (designated as Proposal 4 in the accompanying Proxy Statement).

The determination of stockholders entitled to notice of and to vote at the meeting shall be made as of the close of business on March 14, 1994, the record date fixed by the Board of Directors for such purpose. The place and time of the meeting, set forth above, have been determined by the Board of Directors in accordance with the By-Laws of the Company.

                                             By Order of the Board of Directors,

                                                        /s/ JOHN M. RINTAMAKI
                                                        JOHN M. RINTAMAKI
                                                            Secretary

April 15, 1994

                                                              FORD MOTOR COMPANY
                                                               THE AMERICAN ROAD
PROXY STATEMENT                  April 15, 1994         DEARBORN, MICHIGAN 48121

This Proxy Statement is furnished in connection with the solicitation, at the direction of the Board of Directors of the Company, of proxies to be used at the Annual Meeting of Stockholders to be held on May 12, 1994. It is expected that this Proxy Statement and the accompanying form of proxy will be mailed to stockholders beginning April 15, 1994.

Holders of record of Common Stock and holders of record of Class B Stock at the close of business on March 14, 1994 will be entitled to vote at the meeting. On that date 465,055,039 shares of Common Stock and 35,426,038 shares of Class B Stock were issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock, and 8.752 votes for each share of Class B Stock, held by such stockholder. Under the Company's Certificate of Incorporation, holders of Common Stock in the aggregate presently have 60% of the general voting power and holders of Class B Stock in the aggregate have the remaining 40% of the general voting power. Except as set forth below with respect to Proposal 2, holders of Common Stock and holders of Class B Stock will vote together without regard to class upon the matters to come before the meeting. Holders of the Company's Series A Cumulative Convertible Preferred Stock ("Series A Preferred Stock") and Series B Cumulative Preferred Stock ("Series B Preferred Stock") have no voting rights at this meeting.

Under the provisions of the Company's Savings and Stock Investment Plan for Salaried Employees, 56,358,233 shares of Common Stock of the Company held by the Trustee may be voted at the meeting pursuant to confidential instructions from participating employees.

Shares represented by a proxy in the accompanying form, unless previously revoked, will be voted at the meeting if the proxy is returned to the Company properly executed and in sufficient time to permit the necessary examination and tabulation of the proxy before a vote is taken. The form of proxy permits a specification as to whether or not shares represented by the proxy are to be voted for the election of all nominees for director or are to be withheld from certain nominees for director. The form of proxy also permits the specification of approval, disapproval or abstention as to each of four proposals, designated as Proposal 1, Proposal 2, Proposal 3 and Proposal 4, set forth in full and commented upon in this Proxy Statement.

Proposals 1 and 2 will be presented at the meeting by management, and Proposals 3 and 4 may be presented by stockholders. Where a choice has been specified in the proxy, the shares represented by the proxy will be voted or the votes withheld in accordance with the specification. IF NO SPECIFICATION IS INDICATED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR AS SET FORTH UNDER "ELECTION OF DIRECTORS" BELOW AND "FOR" PROPOSALS 1 AND 2 AND "AGAINST" PROPOSALS 3 AND 4. Proxies may be revoked, at any time before they are exercised, by written notice to the Secretary, by timely submission of a properly executed later-dated proxy or by voting in person at the meeting.

The vote required for the election of directors and the approval of each of Proposals 1, 3 and 4 is a majority of the votes that could be cast in the election or on such Proposal by stockholders who are present in person or represented by proxy at the meeting, computed in the case of each share as described in the second paragraph on this page.

Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding Common Stock and Class B Stock voting separately as classes, with each share being entitled to one vote, and also the affirmative vote of the holders of a majority of the outstanding Common Stock and Class B Stock voting together without regard to class, with each stockholder being entitled to one vote for each share of Common Stock and 8.752 votes for each share of Class B Stock held by such stockholder.

The total number of votes that could be cast at the meeting is the sum of votes cast and abstentions. Abstentions are counted as "shares present" at the meeting for purposes of determining the presence of a quorum and have the effect of a vote "against" any matter as to which they are specified. Broker nonvotes with respect to any matter are not considered "shares present" and will not affect the outcome of the vote on such matter.

Any stockholder proposal intended for inclusion in the proxy material for the 1995 Annual Meeting of Stockholders must be received by the Company by December 16, 1994.

The management knows of no other matter to be presented at the meeting which would be a proper subject for action by the stockholders of the Company. The By-Laws of the Company provide that no business other than that stated in the notice of meeting shall be transacted at any meeting of stockholders. If any other matter should be presented at the meeting upon which a vote properly may be taken, it is intended that shares represented by proxies in the accompanying form will be voted with respect thereto in accordance with the judgment of the person or persons voting such shares.

ELECTION OF DIRECTORS

Sixteen directors are to be elected at the meeting, each to serve until the next annual meeting of stockholders and until the director's successor shall have been elected and shall have qualified. It is intended that shares represented by proxies in the accompanying form will be voted FOR THE ELECTION OF ALL OF THE NOMINEES NAMED IN THE FOLLOWING PAGES, UNLESS A CONTRARY DIRECTION IS INDICATED.

The Board of Directors met 10 times during 1993. Each of the nominees is a member of the present Board of Directors.

If some unexpected occurrence should make necessary, in the judgment of the Board of Directors, the substitution of some other person for any of the nominees, shares represented by proxies in the accompanying form will be voted FOR SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY SELECT. Information concerning the nominees for election as directors is set forth below. Each nominee has furnished to the Company the information included with respect to beneficial ownership, as of March 1, 1994, of equity securities of the Company and its subsidiaries and, if not employed by the Company, the nominee's principal occupation. No nominee (including nominees who are named executive officers in the Summary Compensation Table on page 22) beneficially owned more than 0.5% of the total outstanding Common Stock, Series A Preferred Stock or Series B Preferred Stock of the Company. Present directors and executive officers as a group, including the named executives listed in the Summary Compensation Table on page 22, beneficially owned 1,772,252 shares (0.4%) of Common Stock and 1,580 depositary shares representing Series A Preferred Stock (less than 0.1%). In addition, they held stock options exercisable within 60 days after March 1, 1994 for the acquisition of 1,513,776 shares of Common Stock under the Company's stock option plans. See pages 24 and 25 for additional information on stock options. See pages 5, 6 and 12 for information on ownership of Class B Stock.

The Office of the Chief Executive consists of five executive officers: Alex Trotman, Chairman of the Board of Directors, President and Chief Executive Officer; Allan D. Gilmour, Vice Chairman; Louis R. Ross, Vice Chairman and Chief Technical Officer; Stanley A. Seneker, Executive Vice President and Chief Financial Officer; and Kenneth Whipple, Executive Vice President and President, Ford Financial Services Group. Subject to the provisions of the By-Laws and the direction of the Board of Directors and the Chief Executive Officer, the members of this Office share in the responsibilities of the general management and control of the affairs and business of the Company.

NOMINEES


Age, Principal Occupation
and Year First Became a
Director                   Other Information
- ------------------------------------------------------------------------------------------------------------------------
- ------------------------   Committee Memberships: Audit; Organization Review and Nominating. Mr. Chandler was
         PHOTO             Chairman of the Board and Chief Executive Officer of Eastman Kodak Company from July
- ------------------------   1983 until he retired in June 1990. Prior to that date and since 1977, he had been
Colby H. Chandler, 68      President. He had been a director of that company from 1974 through May 1993. He
Retired Chairman of the    joined Eastman Kodak Company after receiving a bachelor's degree in engineering
Board and Chief            physics from the University of Maine in 1950 and was elected an Assistant Vice
  Executive Officer,       President in 1972 and Executive Vice President and General Manager of the U.S. and
Eastman Kodak              Canadian Photographic Division in 1974. Mr. Chandler studied as a Sloan Fellow at
Company,                   Massachusetts Institute of Technology during 1962-1963, and he holds a master's
Rochester, New York        degree in industrial management from Massachusetts Institute of Technology. He is a
1983                       director of Citicorp, Digital Equipment Corporation and J. C. Penney Co., Inc., a
                           trustee of the University of Rochester and the Rochester Institute of Technology,
                           and a member of The Business Council and the Massachusetts Institute of Technology
                           Corporation.

                           SHARES BENEFICIALLY OWNED: Ford Motor Company Common Stock, 24,000(1); Common Stock
                           Units, 2,939.(2)

- ------------------------------------------------------------------------------------------------------------------------
- ------------------------   Committee Memberships: Compensation and Option; Organization Review and Nominat-
       PHOTO               ing. Mr. Dingman has been Chairman of the Board, Chief Executive Officer and
- ------------------------   co-owner of The General Chemical Group Inc., a major manufacturer of industrial
Michael D. Dingman, 62     products, since January 1989. He also has been Chairman of Fisher Scientific
Chairman of the Board      International Inc. and Chairman and Chief Executive Officer of Abex Inc. since they
and Chief Executive        became public companies in 1991 and 1992, respectively, and had been Chairman or
Officer, The General       President of their predecessor companies since 1970. Mr. Dingman was educated at the
Chemical Group Inc.,       University of Maryland, where he received an honorary degree of Doctor of Science in
Hampton, New Hampshire     Business and Management in 1989 and endowed the Michael D. Dingman Center for
1981                       Entrepreneurship. He is a trustee of The John A. Hartford Foundation.

                           SHARES BENEFICIALLY OWNED: Ford Motor Company Common Stock, 5,200(1)(3); Common
                           Stock Units, 19,134.(2)

- ------------------------------------------------------------------------------------------------------------------------



Age, Principal Occupation
and Year First Became a
Director                   Other Information
- ----------------------------------------------------------------------------------------------------------------
- ------------------------   Committee Membership: Finance. Mr. Ford joined Ford Motor Company in January 1974
      PHOTO                after graduation from Babson College in 1973 with a bachelor's degree in business
- ------------------------   administration. He has held a number of positions in Ford Motor Company and, in
Edsel B. Ford II(4), 45    1983, became the Advertising Manager of Ford Division. In 1985, he became General
Vice President,            Marketing Manager, Lincoln-Mercury Division and in 1987 was appointed General Sales
Ford Motor Company         Manager of Lincoln-Mercury Division. He became Executive Director, Marketing Staff
and President and          on July 1, 1989 and President and Chief Operating Officer, Ford Motor Credit
Chief Operating            Company, on May 1, 1991. Mr. Ford was elected a Vice President of the Company on
Officer, Ford Motor        December 9, 1993. Mr. Ford completed the management development program at the
Credit Company             Harvard Business School in 1981. He is an arts commissioner for the City of Detroit,
1988                       Chairman of the Edsel and Eleanor Ford House and CATCH (Caring Athletes Team for
                           Children's and Henry Ford Hospitals), Vice-Chairman of the Detroit Institute for
                           Children and a Trustee of the Henry Ford Museum and Greenfield Village and Rackham
                           Engineering Foundation.

                           SHARES BENEFICIALLY OWNED: Ford Motor Company Common Stock, 14,785(3)(5); Ford Motor
                           Company Class B Stock, 1,105,477 (3.1% of the outstanding Class B Stock).

- ----------------------------------------------------------------------------------------------------------------
- ------------------------   Committee Memberships: Finance; Organization Review and Nominating. Mr. Ford served
        PHOTO              as Vice Chairman of the Board of Directors from April 1980 until he retired in 1989.
- ------------------------   Mr. Ford was employed by the Company since his graduation from Yale University in
William C. Ford(4), 69     1949. He was a Vice President from 1953 and had overall staff supervision of the
Chairman of the            Company's product design programs from 1956 until April 10, 1980, when he was
Finance Committee          elected Vice Chairman of the Board of Directors. He was a member of the Policy and
1948                       Strategy Committee and Chairman of the Design Committee. Prior to 1956 Mr. Ford
                           served in the following positions: 1954--General Manager, Continental Division; and
                           1955--Group Director, Lincoln and Continental Divisions. On June 8, 1978, he became
                           Chairman of the Executive Committee of the Board of Directors and was named a member of the Office of the Chief Executive. On November 12, 1987, he became Chairman of the Finance Committee of the Board of Directors. Mr. Ford is Chairman Emeritus of
                           The Edison Institute, which operates Henry Ford Museum and Greenfield Village in
                           Dearborn, Michigan. He is an honorary life trustee of the Eisenhower Medical Center,
                           Palm Desert, California, and owner and President of The Detroit Lions, Inc.

                           SHARES BENEFICIALLY OWNED: Ford Motor Company Common Stock, 520,009(1)(5)(6); Ford
                           Motor Company Class B Stock, 7,724,908 (21.8% of the outstanding Class B Stock).

- ----------------------------------------------------------------------------------------------------------------



Age, Principal Occupation
and Year First Became a
Director                   Other Information
- ---------------------------------------------------------------------------------------------------------------------------
- ------------------------   Committee Membership: Finance. Mr. Ford joined Ford Motor Company in 1979. He
         PHOTO             graduated from Princeton University with a bachelor's degree in history and earned a
- ------------------------   master's degree in management as an Alfred P. Sloan Fellow at the Massachusetts
William C. Ford, Jr.(4),   Institute of Technology. He began as a Product Planning Analyst in Advanced Vehicles
  36                       Development. In 1982 he became Zone Manager, New York-New Jersey area, Ford Division
General Manager,           District Sales. In 1984 he became an International Finance Division Specialist,
Climate Control            Finance Staff; in 1985, Planning Manager, Car Product Development; in 1986,
Division                   Director, Commercial Vehicle Marketing, Ford of Europe; in 1987, Chairman and
1988                       Managing Director, Ford Switzerland; and in 1989, he became Manager, Heavy Truck
                           Engineering and Manufacturing. In March, 1990, he became Director, and in March,
                           1991, Executive Director, Business Strategy--Ford Automotive Group. He was appointed
                           General Manager, Climate Control Division on August 1, 1992. He is treasurer of The
                           Detroit Lions, Inc. and a trustee of The Edison Institute, which operates Henry Ford
                           Museum and Greenfield Village. He is a trustee of the Henry Ford Health System, the
                           Community Foundation for Southeastern Michigan and the Michigan Nature Conservancy,
                           and he serves on the Visiting Committee for the MIT Sloan School of Management.

                           SHARES BENEFICIALLY OWNED: Ford Motor Company Common Stock, 25,796(3)(5); Ford Motor
                           Company Class B Stock, 1,587,645 (4.5% of the outstanding Class B Stock).

- ---------------------------------------------------------------------------------------------------------------------------
- ------------------------   Committee Membership: Finance. Mr. Gilmour joined the Company in 1960. He served as
       PHOTO               assistant to the Executive Vice President--Finance from 1968 to 1972, when he joined
- ------------------------   Ford Motor Credit Company as Executive Vice President--Administration. In 1975, Mr.
Allan D. Gilmour, 59       Gilmour was elected President of Ford Motor Credit Company. He served as an
Vice Chairman              Executive Director of Finance Staff from 1977 until 1979 when he was elected a
1986                       Company Vice President and named Vice President--Controller. In 1984, he was named
                           Vice President--External and Personnel Affairs. In 1986, Mr. Gilmour became
                           Executive Vice President and Chief Financial Officer of the Company, and a member of the Office of the Chief Executive and the Company's Board of Directors. In 1987, he
                           was appointed Executive Vice President--International Automotive Operations. He was
                           appointed Executive Vice President--Corporate Staffs in 1989 and on March 1, 1990
                           became President--Ford Automotive Group. On January 1, 1993 Mr. Gilmour became Vice
                           Chairman. Mr. Gilmour graduated from Harvard University and received an MBA from the
                           University of Michigan. He is a director of Whirlpool Corporation and US West, Inc., a Trustee of the University of Detroit Mercy, Henry Ford Health System and the
                           Detroit Institute of Arts, and Chairman of the Visiting Committee of the University
                           of Michigan Business School.

                           SHARES BENEFICIALLY OWNED: Ford Motor Company Common Stock, 122,931. (3)(5)(6)

- ---------------------------------------------------------------------------------------------------------------------------



Age, Principal Occupation
and Year First Became a
Director                   Other Information
- ---------------------------------------------------------------------------------------------------------------------
- ------------------------   Committee Memberships: Compensation and Option; Organization Review and Nominat-
        PHOTO              ing. Mr. Goizueta has been Chairman of the Board and Chief Executive Officer of The
- ------------------------   Coca-Cola Company since 1981. He has been associated with The Coca-Cola Company
Roberto C. Goizueta, 62    since 1954 and was elected to the following positions there: Vice President, in
Chairman of the Board      1966, Senior Vice President, Technical Division, in 1974, Executive Vice President,
        and                in 1975, Vice Chairman, in 1979, President, Chief Operating Officer and Director, in
Chief Executive Officer,   1980. Mr. Goizueta received a bachelor's degree in chemical engineering from Yale
The Coca-Cola Company,     University. He is a director of Eastman Kodak Company, SunTrust Banks, Inc. and
Atlanta, Georgia           Sonat Inc. He is a trustee of Emory University and The American Assembly. He is a
1983                       member of The Business Council.

                           SHARES BENEFICIALLY OWNED: Ford Motor Company Common Stock, 3,250.(1)


- ---------------------------------------------------------------------------------------------------------------------
- ------------------------   Committee Memberships: Audit; Organization Review and Nominating Mr. Hockaday has
         PHOTO             been President and Chief Executive Officer of Hallmark Cards, Inc. since January 1,
- ------------------------   1986, and a director since 1978. He had been the Executive Vice President of
Irvine O. Hockaday, Jr.,   Hallmark Cards, Inc. since July 1, 1983. Prior to that date, he had held a number of
         57                executive positions with Kansas City Southern Industries, Inc., and became its
President and              President and Chief Executive Officer in 1981. Mr. Hockaday earned his bachelor of
Chief Executive Officer,   arts degree from Princeton in 1958 and his law degree from the University of
Hallmark Cards, Inc.,      Michigan in 1961. Mr. Hockaday also is a director of Dow Jones, Inc. and the
Kansas City, Missouri      Continental Corporation. He also is a trustee of the Hall Family Foundations.
1987
                           SHARES BENEFICIALLY OWNED: Ford Motor Company Common Stock, 2,000(1); Common Stock
                           Units, 98.(2)

- ---------------------------------------------------------------------------------------------------------------------



Age, Principal Occupation
and Year First Became a
Director                   Other Information
- -------------------------------------------------------------------------------------------------------------------
- ------------------------   Committee Memberships: Compensation and Option; Organization Review and Nominat-
        PHOTO              ing. Mr. Lewis became Chairman and Chief Executive Officer on October 1, 1987, after
- ------------------------   serving as President and Chief Operating Officer of Union Pacific Corporation since
Drew Lewis, 62             October 15, 1986. He has been a Director of Union Pacific Corporation since January
Chairman and Chief         30, 1986 and was Chairman and Chief Executive Officer of Union Pacific Railroad
Executive Officer,         Company from April 1, 1986 to October 15, 1986. Prior to that date and since 1983 he
Union Pacific              had been Chairman of the Board and Chief Executive Officer of Warner Amex Cable
Corporation,               Communications Inc. He served as Secretary of Transportation between 1981 and 1983.
Bethlehem, Pennsylvania    Mr. Lewis also is a director of American Express Company, AT&T Co. and FPL Group,
1986                       Inc.

                           SHARES BENEFICIALLY OWNED: Ford Motor Company Common Stock, 7,000.(1)

- -------------------------------------------------------------------------------------------------------------------
- ------------------------   Committee Memberships: Audit; Organization Review and Nominating. Ms. Marram became
        PHOTO              President of The Seagram Beverage Group and Executive Vice President of The Seagram
- ------------------------   Company Ltd. and Joseph E. Seagram & Sons Inc. in May 1993. She served as Senior
Ellen R. Marram, 47        Vice President of the Nabisco Foods Group and President of Nabisco Biscuit Company
President, The Seagram     from June 1988 until April 1993. She was President, Nabisco Grocery Division from
Beverage Group             1987 to 1988. Prior to that time she held a number of executive and marketing
New York, New York         positions at Nabisco/Standard Brands, Johnson & Johnson and Lever Brothers. Ms.
1988                       Marram received a bachelor's degree from Wellesley College in 1968 and a master's degree in business administration from Harvard Business School in 1970. She is a director of the Advertising Council and a member of the GMA Industry Productivity
                           Council, the Visiting Committee to the Harvard Business School and the Wellesley
                           College Business Leadership Council.

                           SHARES BENEFICIALLY OWNED: Ford Motor Company Common Stock, 2,000(1); Common Stock
                           Units, 1,464.(2)

- -------------------------------------------------------------------------------------------------------------------


Age, Principal Occupation
and Year First Became a
Director                   Other Information
- ----------------------------------------------------------------------------------------------------------------------
- ------------------------   Committee Memberships: Compensation and Option; Organization Review and Nominat-
        PHOTO              ing. Mr. Olsen was President, Chief Executive Officer and a Director of Digital
- ------------------------   Equipment Corporation until October 1992, at which time he was named President
Kenneth H. Olsen, 68       Emeritus. He spent seven years with MIT's Lincoln Laboratory before founding Digital
President Emeritus,        Equipment Corporation in 1957. In 1950, Mr. Olsen received a bachelor of science
Digital Equipment          degree in electrical engineering from MIT and a master's degree in 1952. Mr. Olsen
Corporation,               is a director of Polaroid Corporation and a member of the Massachusetts Institute of
Maynard, Massachusetts     Technology Corporation. In addition, he is a Fellow of the Institute of Electrical
1979                       and Electronic Engineers and is a member of the National Academy of Engineering.

                           SHARES BENEFICIALLY OWNED: Ford Motor Company Common Stock, 5,500.(1)


- ----------------------------------------------------------------------------------------------------------------------
- ------------------------   Committee Memberships: Audit; Organization Review and Nominating. Mr. Reichardt has
       PHOTO               been Chairman of the Board, Chief Executive Officer, and a Director of Wells Fargo &
- ------------------------   Company since 1983. He became associated with Wells Fargo & Company in 1970 and was
Carl E. Reichardt, 62      elected President of Wells Fargo Bank, N.A., in 1978. He was elected to the
Chairman of the Board      following positions with Wells Fargo & Company: Executive Vice President in 1973,
         and               President in 1979, and Chief Operating Officer in 1981. Mr. Reichardt received a
Chief Executive Officer,   bachelor's degree in economics from the University of Southern California. His
Wells Fargo & Company,     directorships include Wells Fargo & Company, Wells Fargo Bank, N.A., Columbia/HCA
San Francisco,             Healthcare Corporation, Newhall Management Corporation, Pacific Gas and Electric
California                 Company and ConAgra, Inc.
1986
                           SHARES BENEFICIALLY OWNED: Ford Motor Company Common Stock, 4,000.(1)
- ----------------------------------------------------------------------------------------------------------------------


Age, Principal Occupation
and Year First Became a
Director                   Other Information
- ---------------------------------------------------------------------------------------------------------------------------
- ------------------------   Committee Membership: Finance. Mr. Ross joined the Company in 1955. He became
       PHOTO               General Manager of the Company's former Industrial and Chemical Products Division in
- ------------------------   1972, and a year later was named General Manager of the former Industrial Engine and
Louis R. Ross, 62          Turbine Division. He later served as Vice President of Ford Brazil. He was elected a
Vice Chairman and          Company Vice President in 1975 and appointed General Manager of Ford Tractor Opera-
Chief Technical            tions. In 1977, he became Executive Vice President--Ford Diversified Products
Officer                    Operations. From 1979 through 1982, Mr. Ross was Executive Vice President--Car
1985                       Product Development, Ford North American Automotive Operations. In 1983, he was
                           appointed Executive Vice President--Technical Staffs and in October 1984, he was
                           appointed Executive Vice President--Operations, North American Automotive
                           Operations. On February 1, 1985 he became Executive Vice President--Ford North
                           American Automotive Operations. He was appointed Executive Vice
                           President--International Automotive Operations effective May 1, 1989. He became Vice
                           Chairman and Chief Technical Officer on January 1, 1993. Mr. Ross graduated from
                           Wayne State University and received an MBA from Michigan State University. Mr. Ross serves on the Oakland University Foundation Board, the Michigan State Foundation
                           Board and the Advisory Board of the Heart and Vascular Institute, Henry Ford
                           Hospital. He is a trustee of GMI.

                           SHARES BENEFICIALLY OWNED: Ford Motor Company Common Stock, 109,785.(3)(5)

- ---------------------------------------------------------------------------------------------------------------------------
- ------------------------   Committee Membership: Finance. Mr. Seneker joined the Company in 1957. He became
          PHOTO            Executive Vice President of Ford Motor Land Development Corporation in 1969 and was
- ------------------------   elected Assistant Treasurer of Ford Motor Company in 1977. Mr. Seneker was elected
Stanley A. Seneker, 62     President of Ford Motor Credit Company in 1984 and became Vice President--Treasurer
Executive Vice President   of Ford Motor Company in 1986. In 1987, he was elected Executive Vice President and
and Chief Financial        Chief Financial Officer. Mr. Seneker graduated from Santa Clara University and
Officer                    received a master's degree in industrial management from the Wharton School of the
1987                       University of Pennsylvania. He is a member of the Board of Directors of the United
                           Way for Southeastern Michigan and a trustee of the Detroit Medical Center and the
                           Detroit Symphony Orchestra.

                           SHARES BENEFICIALLY OWNED: Ford Motor Company Common Stock, 51,707.(5)
- ---------------------------------------------------------------------------------------------------------------------------


Age, Principal Occupation
and Year First Became a
Director                   Other Information
- -----------------------------------------------------------------------------------------------------------------------
- ------------------------   Committee Memberships: Finance; Organization Review and Nominating. Mr. Trotman
        PHOTO              joined Ford of Britain in 1955 following service as a flying officer-navigator in
- ------------------------   the Royal Air Force. Following a three-year assignment in Purchasing, he was
Alex Trotman, 60           assigned in 1959 to the Light Car Product Planning Department. Subsequently, he held
Chairman of the Board      managerial positions in Car and Truck Product Planning before being named director
of Directors, President    of Ford of Europe's Car Product Planning Office in 1967. Mr. Trotman moved to the
and Chief Executive        United States in 1969 on special assignment to the Company's Advanced Car Product
Officer                    Planning Operations. In 1970, he was appointed manager of Lincoln-Mercury Division's
1993                       Product Planning Department and then director of the Marketing Sales Planning Office and, in 1972, executive director of product planning for Product Planning and
                           Research. Mr. Trotman was appointed chief car planning manager for the Car Product
                           Development Group in 1975, executive director of operations planning in 1977 and assistant general manager of Truck and Recreational Product Operations in 1978. He
                           was elected a Vice President of the Company and named Vice President of Truck
                           Operations for Ford of Europe in 1979. In 1983, he became President of Ford-Asia
                           Pacific. He became President of Ford of Europe in 1984 and Chairman in 1988. He
                           returned to the United States in 1989 and became Executive Vice President--North
                           American Automotive Operations on May 1 of that year. He became President and Chief
                           Operating Officer, Ford Automotive Group, and a Director on January 1, 1993. Mr.
                           Trotman was elected Chairman of the Board of Directors, President and Chief
                           Executive Officer of the Company effective November 1, 1993. Mr. Trotman graduated from the Boroughmuir School in Edinburgh, Scotland and received an MBA from Michigan
                           State University.

                           SHARES BENEFICIALLY OWNED: Ford Motor Company Common Stock, 40,093.(3)(5)(6)


- -----------------------------------------------------------------------------------------------------------------------
- ------------------------   Committee Memberships: Audit; Organization Review and Nominating. Dr. Wharton served
        PHOTO              as Deputy Secretary of State from January to November 1993 and was re-elected a
- ------------------------   director of the Company in December 1993. He had been the Chairman and Chief
Clifton R. Wharton, Jr.,   Executive Officer, Teachers Insurance and Annuity Association-College Retirement
  67                       Equities Fund from 1987 to 1993, and served as the Chancellor of the State
Retired Chairman and       University of New York System since January, 1978. Prior to that position he had
Chief Executive Officer,   been President of Michigan State University since 1970. Following completion of the
Teachers Insurance and     B.A. degree cum laude at Harvard in 1947, and M.A. in International Studies at Johns
Annuity Association-       Hopkins University in 1948, he joined the American International Association for
College Retirement         Economic and Social Development, a non-profit organization with developmental
Equities Fund,             projects in Latin America. He earned an M.A. degree in 1956 and a Ph.D. degree in
New York, New York         1958 in economics from the University of Chicago. He joined the Agricultural
1973                       Development Council in 1957, serving as the Council Associate for Malaysia,
                           Thailand, Vietnam and Cambodia from 1958 to 1964; during this period, he also taught and conducted research on the problems of economic development and rural poverty. In
                           1964, he became director of the Council's American Universities Research Program,
                           and was vice president of the Council from 1967 to 1970.

                           SHARES BENEFICIALLY OWNED: Depositary shares of Ford Motor Company Series A
                           Preferred Stock, 1,000.
- -----------------------------------------------------------------------------------------------------------------------

NOTES

(1)Includes 200 restricted shares of Common Stock issued under the Restricted Stock Plan for Non-Employee Directors (see page 15).

(2)Common Stock Units credited under a deferred compensation plan for non-employee directors (see page 14).

(3)Nominees also have reported, and disclaimed beneficial ownership of, the following numbers of shares of the Company's stock beneficially owned by members of their immediate families: Michael D. Dingman, 1,218 shares of Common Stock.

Present directors and executive officers as a group have reported and disclaimed beneficial ownership of an aggregate of 8,633 shares of the Company's Common Stock. Also, on March 1, 1994, or within 60 days thereafter, nominees who also are employees of the Company and the named executives listed in the Summary Compensation Table on page 22, have rights to acquire shares of the Company's Common Stock through the exercise of stock options under the Company's stock option plans (see pages 24 and 25), as follows: Edsel B. Ford II, 33,700 shares; William C. Ford, Jr., 11,925 shares; Allan D. Gilmour, 209,000 shares; Harold A. Poling, 100,750 shares; Louis R. Ross, 155,500 shares; Alex Trotman, 41,000 shares; and Kenneth Whipple, 75,750 shares. As of March 1, 1994, Harold A. Poling beneficially owned 298,189 shares of Common Stock and 380 depositary shares of Series A Preferred Stock and Kenneth Whipple beneficially owned 52,544 shares of Common Stock.

(4)Edsel B. Ford II is a nephew and William C. Ford, Jr. is the son of William
C. Ford. In addition to the shares owned by Edsel B. Ford II, members of his immediate family as of March 1, 1994 beneficially owned, or had beneficial interests in, 1,132,328 shares of Class B Stock of the Company and Edsel B. Ford II had a beneficial interest in 47,326 shares of Class B Stock. On that same date, in addition to the shares owned by William C. Ford and William C. Ford, Jr., members of the immediate family of William C. Ford beneficially owned, or had beneficial interests in, 4,375,274 shares of Class B Stock of the Company. Also on that date William C. Ford's sister, Mrs. Walter B. Ford II, beneficially owned 6,628,642 shares (18.7% of the outstanding Class B Stock) and members of her immediate family beneficially owned, or had beneficial interests in, 1,808,961 shares of Class B Stock. Other members of the Ford family and certain former employees and dependents of members of the family beneficially owned, or had beneficial interests in, 11,015,477 Class B shares. Of the total outstanding Class B shares, 2,476,407 are held by trusts of which Edsel B. Ford II, William
C. Ford or Mrs. Walter B. Ford II are among the trustees. The voting rights with respect to another 1,125,150 shares are exercised by trustees who are not members of the Ford family. Of the outstanding Class B shares referred to above in this note, 22,780,198 shares are held in a voting trust of which Edsel B. Ford II, William C. Ford and William C. Ford, Jr. are among the trustees. The trust, which terminates in 1998, requires the trustees to vote the shares as directed by a plurality of the shares in the trust. The holdings of Edsel B. Ford II, William C. Ford and William C. Ford, Jr., together with the holdings referred to above in this note, constituted all of the outstanding shares of Class B Stock of the Company as of March 1, 1994. As of that date, the following persons beneficially owned, or had beneficial interests in, shares of Common Stock of the Company as follows: five charitable membership corporations (of which Edsel B. Ford II, William C. Ford, William C. Ford, Jr. or Mrs. Walter B. Ford II are trustees), 404,486 shares; associates of Edsel B. Ford II, 38,892 shares.

All shares beneficially owned by Edsel B. Ford II, William C. Ford and William
C. Ford, Jr. are shown on pages 5 and 6 under their biographical data. Except for the shares shown as being beneficially owned by them, each has disclaimed beneficial ownership of the shares of stock of the Company referred to in this note.

(5)Includes any shares of Common Stock credited under one or more of the following: the Company's Savings and Stock Investment Plan (see note 4, page
23); the Ford Credit Savings Plan; and the 1986 and 1990 Long-Term Incentive Plans (see pages 22, 23, 25 and 26).

(6)Includes shares of Common Stock contingently credited that may be delivered after termination of employment if earned out in accordance with the Company's Supplemental Compensation Plan.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file reports of holdings and transactions in the Company's Class B Stock, Common Stock and Preferred Stock with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange.

Based on Company records and other information, the Company believes that all
SEC filing requirements applicable to its directors and officers with respect to the Company's fiscal year ending December 31, 1993 and prior fiscal years were complied with except that Edsel B. Ford II had four late reports of five transactions and William C. Ford had one late report of one transaction, in each case caused by clerical oversight resulting in the failure to include these transactions in reports that otherwise were filed timely, and Clifton R.
Wharton, Jr. inadvertently had one late report of one transaction.
- --------------------------------------------------------------------------------

COMMITTEES OF THE BOARD OF DIRECTORS

The Audit Committee consists of five directors: Colby H. Chandler (Chairman), Irvine O. Hockaday, Jr., Ellen R. Marram, Carl E. Reichardt and Clifton R. Wharton, Jr. The Committee is responsible for determining that management fulfills its responsibilities in the preparation of financial statements and financial control of operations. Its functions include the selection and engagement, on behalf of the Company, and subject to ratification or rejection by the stockholders, of independent public accountants to audit the books and records of the Company and to perform other duties prescribed by the Committee. The Committee confers with the independent public accountants and approves the scope of and fees for the audit and other services. The Committee reviews the internal controls, accounting practices, financial structure and financial reporting of the Company, directs and supervises special investigations, receives periodic reports on legal and tax matters and reports to the Board of Directors as appropriate concerning these reviews, investigations and reports. The Committee also performs other functions that may be delegated to it by the Board of Directors. The Audit Committee met five times during 1993. (Additional information concerning the Audit Committee and the independent public accountants appears on page 30.)

The Compensation and Option Committee consists of four directors: Michael D. Dingman (Chairman), Roberto C. Goizueta, Drew Lewis and Kenneth H. Olsen. The Committee's functions include fixing the salaries and determining the supplemental compensation awards, if any, of members of the Board of Directors who are officers or employees of the Company and of vice presidents and other officers of the Company. The Committee also considers and makes recommendations concerning any bonus, supplemental compensation, special compensation, long-term incentive or stock option plan of the Company and performs any functions delegated to it under the provisions of such plans, including making recommendations concerning grants of stock options and making grants of contingent stock rights. The Compensation and Option Committee met nine times during 1993.

The Finance Committee consists of seven directors: Edsel B. Ford II, William C. Ford (Chairman), William C. Ford, Jr., Allan D. Gilmour, Louis R. Ross, Stanley
A. Seneker and Alex Trotman. The Committee, between meetings of the Board of Directors, has and may exercise, in such manner as it deems to be in the best interests of the Company, all of the powers of the Board (except with respect to matters within the powers of the Audit Committee or the Compensation and Option Committee) concerning the determination of financial policies of the Company and the management of its financial affairs, not inconsistent, however, with Delaware law and such specific directions as to the conduct of the Company's affairs as may be given by the Board of Directors. The Committee also performs other functions that may be delegated to it by the Board of Directors. The Finance Committee met ten times during 1993.

The Organization Review and Nominating Committee consists of eleven directors:
Colby H. Chandler, Michael D. Dingman, William C. Ford, Roberto C. Goizueta, Irvine O. Hockaday, Jr., Drew Lewis, Ellen R. Marram, Kenneth H. Olsen, Carl E. Reichardt, Alex Trotman (Chairman) and Clifton R. Wharton, Jr. The Committee considers and makes recommendations with respect to the management organization of the Company, the nominations or elections of directors and officers of the Company, the size and composition of the Board of Directors, and the appointments of such other employees of the Company as shall be referred to the Committee. The Committee will consider stockholder suggestions for nominees for director other than self-nomination suggestions. Suggestions for Committee consideration may be submitted to the Secretary of the Company, The American Road, Dearborn, Michigan 48121. Suggestions received by the Secretary's Office prior to December 31 will be considered by the Committee at a regular meeting the following year, preceding the mailing of proxy material to stockholders. The Organization Review and Nominating Committee met ten times during 1993.

COMPENSATION OF DIRECTORS

Effective January 1, 1994, directors' fees, which are paid only to directors who are not Company employees, are as follows: annual fee, $30,000; attendance fee for each meeting, $1,000; annual committee membership fees--Audit, $10,000; Compensation and Option, $10,000; Finance, $10,000; Organization Review and Nominating, $10,000. Under a deferred compensation plan, directors may make irrevocable elections in advance to defer all or part of the annual fee, attendance fees and committee membership fees in the form of cash and/or Common Stock Units. Each Common Stock Unit is equal in value to a share of Common Stock and is ultimately distributed in cash only. If a director defers fees in Common Stock Units, dividend equivalents in the form of additional Common Stock Units are credited to the director's account as of the date of payment of cash dividends on Common Stock. Any fees deferred in cash are held in the general funds of the Company. Interest on such fees is credited semi-annually at the then-current United States Treasury Bill rate plus 3/4 of a percentage point. In general, amounts accumulated in cash and/or Common Stock Units are not distributed until after termination of service on the Board. Participants have the option to receive payment in a lump sum or in annual installments over a period of up to ten years.

Directors who are not Company employees also receive restricted shares of Common Stock under the Restricted Stock Plan for Non-Employee Directors. Pursuant to the plan, each such director has received a grant of 1,000 shares of Common Stock subject to restrictions on transfer or other disposition. In general, the restrictions expire as to 20% of the shares each year following the year of grant. Each non-employee director will receive an additional 1,000-share grant on the same terms when the restrictions have expired as to all shares covered by the previous grant.

Directors who are not Company employees are provided life insurance in the amount of $200,000 and accidental death or dismemberment coverage in the amount of $500,000. The life insurance coverage continues following retirement from the Board after attaining age 55 and having served five years as a director. A director retiring from the Board after attaining age 70 or, subject to Board approval, after attaining age 55 and having served as a director for at least five years, may elect to have the life insurance reduced to $100,000 and receive retirement payments of $15,000 a year for life. The accidental death or dismemberment coverage may be supplemented at the director's own expense up to an additional $500,000 and terminates at the conclusion of a director's service on the Board.

Directors who are not Company employees may contribute up to $25,000 per year to certain tax-exempt organizations under the Ford Fund Matching Gift Program for Non-Employee Directors. For each dollar within the $25,000 limit contributed by the director, the Ford Motor Company Fund will contribute two dollars.

In January 1993, the Company entered into an arrangement with William C. Ford whereby he agreed to be available for consultation, representation and other duties. The agreement continues in effect until terminated by either party upon thirty days' notice. The Company agreed to pay him compensation at the rate of $100,000 per year and to provide facilities, including office space, a secretary and security arrangements. During the term of the agreement, he agreed to be available to serve as a director and Chairman of the Finance Committee.

In connection with the appointment of Clifton R. Wharton, Jr. as Deputy Secretary of State in January 1993, Dr. Wharton was required to divest all of his holdings of Company stock, consisting of 6,400 shares of Common Stock and 1,000 depositary shares of Series A Preferred Stock. Certain actions affecting his Ford director's compensation and benefits also became necessary. The Board of Directors approved the acceleration of the lapsing of restrictions on 400 shares of Common Stock awarded to Dr. Wharton under the Restricted Stock Plan for Non-Employee Directors. (These restrictions otherwise would have lapsed in June 1993 and June 1994.) Under State Department rules, Dr. Wharton had become ineligible to continue in the Company's vehicle evaluation program and two new vehicles, having an aggregate value of approximately $60,000, were transferred to him. In addition, the rules required the acceleration of vesting of director fees Dr. Wharton had deferred, which normally would have been paid to him over a 10-year period. Upon his reelection to the Board in December 1993, Dr. Wharton was reinstated in all Company programs applicable to active Directors, and the monthly retirement payments paid to him as an option under the Company's life insurance program described above were terminated. The Company purchased from him one of the vehicles it had transferred to him in 1993 for an amount approximating Dr. Wharton's tax costs in acquiring the vehicle.

COMPENSATION AND OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Ford Motor Company is the second-largest producer of cars and trucks in the world, with about 322,000 employees worldwide and assets of over $198 billion. The Company has affiliates and operations in over 40 countries, and ranks among the largest providers of financial services in the United States.

Ford management is faced continually with major competitive and economic challenges. The Committee believes that, if the Company is to be successful, its compensation programs must be geared to attract and retain the highest quality employees available in the United States and around the world. Further, executive compensation programs must provide incentives that will reward key managers for pursuing aggressively the actions necessary to strengthen the Company's performance and enhance stockholder value. Accordingly, the Company's compensation program for executives is intended to:

     - Align executives' performance objectives with the interests of stockholders,

     - Balance the elements of executive compensation to support achievement of annual business plans and long-term strategic goals, and

     - Provide a strong linkage between executive compensation and Company performance as measured by quality products that represent value to the customer, satisfied customers, motivated employees, low costs, and Company profitability.

To achieve these objectives, the Company's executive compensation program consists of two main elements:

     Annual compensation, which is comprised of base salary and bonus. Bonus awards are made only when profits for a year reach a threshold specified in the stockholder-approved bonus plan, and

     Long-term incentives that provide a financial opportunity through grants of stock options and other forms of stock-based awards. The compensation that may be realized by executives through these incentive programs is tied directly to Company performance and the value of Ford Common Stock in the future.

Each of the components of compensation has an integral role in the total executive compensation program.

The Committee reviews annually data developed by an outside consultant covering the Company's total compensation program for executives. The report discusses all elements of compensation, the interrelationships between each, and how the Company's program compares to the executive compensation programs at other leading corporations. At other times each year the Committee considers specific components of the total compensation program and makes decisions concerning the compensation of Company officers.

The members of the Committee believe that executive compensation should be competitive both within the worldwide automotive industry and when compared with a cross-section of major U.S.-based corporations. Accordingly, the compensation data prepared by the outside consultant are based on a survey of a number of leading companies selected jointly by the consultant and the Company. The automotive companies identified on the performance graphs on pages 27 and 28 are included in the survey. In addition to these automotive competitors, twelve leading corporations in several other industries also are included in the survey because competition for highly qualified executives extends well beyond the automobile industry. Companies are selected based on size, reputation, and business complexity.

The size and financial performance of the comparator companies are considered as are the level and scope of responsibility of the jobs covered by the survey in determining the appropriateness of compensation for the Company's executives. After adjusting for these factors, the objective of the Committee is to provide a competitive executive compensation program based on average compensation among the survey companies. In 1993, executive salaries generally were below this average, and long-term compensation generally was at this average. Comparative data with respect to bonus awards for 1993 are not yet available, but, based on historical competitive practices, bonuses paid for 1993 are expected to be at about the average of the survey companies.

The Committee strongly believes, however, that its decisions about salaries, as well as the size of bonuses and other incentive compensation awards for executives, should not be based strictly on mechanical formulas, statistical data, deductibility and other tax law considerations, or the like, but also must be based on judgments that may include more subjective evaluations of individual skills, experience, and accomplishments. Accordingly, within the framework of competitive compensation practices, the Committee has an obligation, as a part of its responsibility to the Company and its stockholders, to recognize and reward, when appropriate, individual performance.

In connection with the new tax laws relating to deductibility of certain executive compensation, the Committee is considering whether to recommend changes to the Company's compensation plans, and, among other things, is awaiting publication of the final tax rules on the matter.

ANNUAL COMPENSATION

Annual compensation for executives at Ford is comprised of base salary and bonus, an approach consistent with the compensation programs of most leading automotive and nonautomotive companies. For several years, base salaries for Ford executives have been low in relation to the comparator companies, balanced by incentive compensation above competitive averages in years when warranted by Company performance. This strategy has placed somewhat more compensation "at risk" than warranted based on survey data; and the Committee has begun to bring base salaries to more competitive levels for executives and review the relationships among base salary and short-term and long-term incentive compensation to determine the desired balance among the elements of executive compensation.

The Ford Supplemental Compensation Plan provides for bonus awards based on the Company's annual worldwide profits. The maximum total amount of all awards may not exceed the amount in the Reserve under the Plan. In general, a credit is made to the Reserve by the Committee for each year up to a maximum of 6% of "Income" for such year after deducting an amount equal to 10% of "Capital Employed in the Business" (as such terms are defined in the Plan).

The bonus portion of annual pay reflects the Committee's view that, for senior executives, a meaningful portion of compensation should be "at risk," providing a direct link between pay and Company results for any year. Because of the cyclical nature of the economy and the automotive industry, there can be a wide variation in bonus awards from year-to-year. Awards can be substantial for years when the Company is highly profitable. Conversely, there have been a number of years, including 1990, 1991, and 1992, when no bonus awards have been made because no amount was creditable to the Reserve for those years under the Plan formula described above.

The Committee determines each year the maximum total amount of all bonus awards that may be made for such year from the Reserve to all eligible employees and makes individual awards to officers and employee directors who are not officers. In general, the amount allocated for awards is the amount credited to the Reserve by the Committee for that year. The Committee normally does not carry over from year-to-year in the Reserve funds sufficient to make awards for years when no accrual can be made under the Plan formula. For 1993, the Committee allocated $79.4 million for all awards, including approximately $3.8 million carried forward from prior years. No "target" or maximum individual awards are contemplated under the Plan. The aggregate amount allocated for any year is based on the Company's financial performance and competitive compensation considerations. For 1993, the proportion of the aggregate amount allocated for officers, including the executives named in the Summary Compensation Table, was based on historical practices. Individual awards are based on each participant's level of responsibility, with increases or decreases from a mechanically derived pro forma amount, which is based on salary grade and salary, determined in recognition of individual or organizational performance (i.e., corporate profits in the case of the named executives). For the executives named in the Summary Compensation Table, increases in the pro forma amounts ranged from 0 to 25%.

LONG-TERM COMPENSATION

Long-term incentive compensation, rather than reflecting a single year's results, is intended to focus management's attention on the Company's future. The Committee believes strongly that executive pay should relate directly to Company performance. In the complex, global, cyclical business of Ford, performance cannot, and should not, be assessed considering only annual profits or returns. The ten-year chart on page 28 provides helpful perspective in that regard. Often, the results of major product program decisions cannot be measured for several years. Some of the most difficult work must be undertaken during periods of business downturn, when job demands are exceedingly difficult and the decisions that must be made are pivotal to the Company's future success. The long-term incentives are intended to provide financial opportunities for executives based on the Company's performance over a number of years. These programs are designed to span the business cycles and recognize that current product and business decisions have implications for Company results a number of years into the future. Accordingly, long-term awards may not fluctuate from year-to-year to the same extent as annual business results or short-term incentive awards.

Ford's long-term incentive program has two principal components, both of which are tied to the value of Ford Common Stock and, thus, provide a strong link between management and the interests of the Company's stockholders.

Grants of stock options, which are valid for 10 years, are an important part of the Company's long-term incentive strategy because executives gain only when stockholders also gain through appreciation in the market price of Ford Common Stock.

Under the second stock-based long-term incentive (LTI) program, awards are made in shares of stock based on participants' performance against specific targets established by the Committee for performance periods that cover a number of years. The stock that is finally awarded based on Company and individual performance generally is restricted from sale for a period of at least two additional years after the end of the performance period, emphasizing further the long-term performance orientation of the program and the relationship between executive compensation and the interests of the Company's stockholders.

In 1993, Company officers and other senior executives who generally are heads of divisions or staffs received grants of Contingent Stock Rights (CSRs) under the LTI program. These grants of CSRs cover a five-year performance period, 1993-1997.

Up to 100% of the CSRs granted to any executive may be finally awarded after the end of the performance period in the form of shares of Ford Common Stock if performance targets relating to cost reduction programs, product programs, product quality, customer acceptance of Ford products and services, and dealing with people are met or exceeded. The size of the individual CSR grants was based on competitive long-term compensation values determined by the outside consultant for positions at various levels of responsibility and on each participant's assignment and anticipated contribution to the Company's performance during the multi-year performance period. In general, less than 100% of the shares covered by the CSR grant will be awarded if one or more of the performance targets is only partially achieved.

The grants of CSRs made in 1993 generally were larger than the 1992 CSR grants because the Committee wished to focus additional attention on the achievement of the key performance targets, particularly cost reduction, product program, and quality goals. To offset the increased compensation value of the larger CSR grants, the Committee decided to not grant any stock options during 1993 to the Company officers and other senior executives who received CSRs. Stock options were granted in 1993 to other management employees.

During a performance period, CSR grantees are entitled to receive dividend equivalents with respect to the shares covered by CSRs, either in the form of cash or Common Stock of equivalent value (subject to restrictions and earning out conditions), or in a combination of the two, as determined by the Committee. In 1993, the Committee determined that dividend equivalents in the form of cash would be paid on outstanding CSRs covering up to an aggregate of 100,000 shares and that dividend equivalents on any CSRs above that level would be paid in the form of restricted stock.

The Final Awards of Ford Common Stock made in 1993 under the LTI program covered the performance period, 1988-1992. Using statistical and other business data, the Committee evaluated the Company's performance during this five-year period against targets relating to return on equity in relation to other top Fortune 500 companies (25%), achievement of major cost reduction objectives (25%), improvements in product quality and customer acceptance worldwide (35%), and dealing with people (15%) in determining the portion of the CSRs that were granted initially to be finally awarded as restricted shares of Ford Common Stock. It determined that the Company partially achieved the return on equity target, exceeded the cost reduction objectives, substantially achieved the quality and customer acceptance targets, and exceeded the dealing with people objectives. On the basis of this performance, the Committee determined generally to award 79% of the initial grants of CSRs and made adjustments based on subjective evaluations of individual performance in determining the Final Awards. For the named executives, the adjusted awards ranged from 79% to 100% of the initial grants.

The Final Awards for the performance period that ended December 31, 1993 will not be made until mid-1994, after worldwide data pertinent to the Committee's deliberations become available. These amounts will be shown in next year's proxy statement.

CEO COMPENSATION

Harold A. Poling was Chairman of the Board and Chief Executive Officer until November 1, 1993. At the request of the Board of Directors, he stayed on after he normally would have retired to provide the strong leadership needed during the worldwide economic recession. In a cyclical industry, effective leadership in a downturn is vital to corporate success, and Mr. Poling has provided this leadership under extremely difficult circumstances. In spite of the sluggish economy in the U.S. and much of Europe during 1993, the Company recovered from a loss in 1992 while continuing the most ambitious and costly new model development program in the Company's history.

Mr. Poling also was instrumental in the development of seasoned and effective executives capable of assuming his leadership role. He has worked closely with the outside members of the Board in planning the transition to a strong new leadership team.

Alex Trotman was elected Chairman of the Board, President and Chief Executive Officer effective as of November 1, 1993. In addition to succeeding to the position vacated by Mr. Poling, he assumed the position of President of the Company.

CEO ANNUAL COMPENSATION -- Mr. Poling did not receive a salary increase in 1993. In deciding to increase Mr. Trotman's salary to $1.5 million annually at the time he became Chairman, the Committee considered the level and scope of his new assignment, his individual performance, his accomplishments in previous assignments, competitive pay practices, and the size and complexity of the Company. No specific weights were assigned to these factors, but the Committee's intent to provide fully competitive base salaries, as discussed above, was a major consideration. The Committee considered the foregoing factors and particularly the key leadership roles of Mr. Poling and Mr. Trotman in the dramatically improved profitability achieved by the Company in determining their respective bonus awards for 1993. These awards reflected increases in the mechanically derived pro forma amounts. For Messrs. Poling and Trotman, the increases ranged from 10% to 25%. The deductibility of such compensation under new tax laws also was considered. As stated previously, however, the Committee believes that the discretion to apply business judgments and the flexibility to recognize individual contributions that may not be fully reflected by formulas or statistics are critical to an incentive program that relates compensation opportunities to performance. Accordingly, the Committee recognized that the CEO's bonus award for 1993 would not be deductible.

CEO LONG-TERM COMPENSATION -- The long-term incentive plan Final Awards shown for Mr. Poling and Mr. Trotman in column (h) of the Summary Compensation Table on page 22, under the heading "LTIP Payouts", were based on the Company's performance for the years 1988 through 1992 using the same methodology described under "Long-Term Compensation" above for determining the number of shares to be awarded to other participants, including adjustments based on the individual performance factors described above. The Final Awards were made in the form of Ford Common Stock, and the shares are restricted from disposition and subject to forfeiture for a period that will extend beyond the date of Mr. Poling's retirement and, for the most part, into Mr. Trotman's retirement. Therefore, the actual "payout", or compensation value, of the awards to Mr. Poling and Mr. Trotman (as well as to a number of other top executives), will depend on the market value of Ford Common Stock in the future, further emphasizing the long-term focus of the plan in linking the interests of management and the Company's stockholders.

The value of the CSRs granted to Mr. Poling and Mr. Trotman in 1993, as shown on page 25, will depend on the Company's success in future years and whether that success is reflected in the market value of Ford Common Stock. Further, the value of any Final Award will depend on the extent to which the performance targets established by the Committee for a five-year performance period ending in 1997 are achieved.

                                           The Compensation and Option Committee

                                             Michael D. Dingman, Chairman
                                             Roberto C. Goizueta
                                             Drew Lewis
                                             Kenneth H. Olsen

COMPENSATION OF EXECUTIVE OFFICERS

Information is set forth below with respect to the compensation before tax for the last three fiscal years of the persons who served as Chief Executive Officer during 1993 and the four other highest paid executive officers at year-end 1993.

                           SUMMARY COMPENSATION TABLE

                                                                                Long-Term Compensation
                                                                           ---------------------------------
                                            Annual Compensation                    Awards            Payouts
                                    ------------------------------------   -----------------------   -------
            (a)              (b)       (c)         (d)          (e)           (f)          (g)         (h)         (i)
                                                                                        Securities
                                                               Other       Restricted   Underlying
                                                               Annual        Stock       Options/     LTIP      All Other
                                                            Compensation    Award(s)       SARs      Payouts   Compensation
Name and Principal Position  Year   Salary($)   Bonus($)        ($)          ($)(1)       (#)(2)     ($)(3)       ($)(4)
- ---------------------------  ----   ---------   ---------   ------------   ----------   ----------   -------   ------------
Alex Trotman(5)              1993     716,667   1,000,000      118,127       229,462        0          --         17,915
  Chairman, President and    1992     385,000       0           84,304       154,248       60,000    347,375       4,812
  Chief Executive Officer    1991     385,000       0          114,613        77,651       42,000    231,340       5,774
  (eff. 11/1/93)

H. A. Poling                 1993   1,400,000   1,100,000      161,451       923,755        0          --         34,998
  Retired Chairman and       1992   1,066,667       0          116,801       650,796      158,000    992,500      12,498
  Chief Executive Officer    1991   1,000,000       0          140,847       389,731      135,000    731,000      14,999
  (1/1/93-11/1/93)

A. D. Gilmour                1993     633,334     700,000      110,923       313,069        0          --         15,831
  Vice Chairman              1992     450,000       0           89,371       243,911       60,000    521,063       5,625
                             1991     450,000       0          107,380       159,216       52,000    397,320       6,750

L. R. Ross                   1993     601,667     450,000      123,659       208,953        0          --         15,040
  Vice Chairman and Chief    1992     500,000       0           99,406       173,519       50,000    496,250       6,249
  Technical Officer          1991     500,000       0          123,689       110,335       42,000    397,320       7,499

S. A. Seneker                1993     396,250     400,000      121,507       164,866        0          --          9,902
  Executive Vice President   1992     335,000       0           83,360       142,462       46,000    431,738       4,311
  and Chief Financial        1991     325,000       0          110,433        60,420       31,500    180,600       4,874
  Officer

K. Whipple                   1993     412,500     450,000      114,675       136,945        0          --         10,310
  Executive Vice President   1992     337,500       0           92,755       105,782       38,000    397,000       4,374
  and President, Ford        1991     325,000       0          111,960        50,935       27,500    279,500       4,874
  Financial Services Group

NOTES TO SUMMARY COMPENSATION TABLE

(1)Amounts shown as "Restricted Stock Awards" represent dividend equivalent payments made in the form of restricted stock under the Company's 1986 and 1990 Long-Term Incentive Plans (the "LTI Plans"). See note 1 to the "Long-Term Incentive Plan Awards" table (page 26) for further details regarding the LTI Plans. Restrictions on stock issued as dividend equivalents generally lapse 18 months after retirement.

Holders of restricted stock receive cash dividends thereon in an amount per share equal to the dividends payable on the Company's Common Stock. Cash dividends paid to the named executives on restricted stock that has been awarded are not included in this table.

Listed below are the total numbers of shares of restricted stock owned by the named executives as of December 31, 1993, including shares reported as "LTIP Payouts" in column (h) of this table and shares of Common Stock contingently credited under the Supplemental Compensation Plan, and the total values thereof based on the market value of the Company's Common Stock on December 31, 1993:
Alex Trotman, 27,434 shares ($1,769,493); H. A. Poling, 110,232 shares ($7,109,964); A. D. Gilmour, 52,762 shares ($3,403,149); L. R. Ross, 39,495 shares ($2,547,428); S. A. Seneker, 18,326 shares ($1,182,027); K. Whipple,
21,651 shares ($1,396,490). The closing price of the Company's Common Stock on the New York Stock Exchange on December 31, 1993 was used to determine "market value."

The amount ultimately realized by any named executive in respect of restricted stock will depend on compliance with certain earning out conditions and the value of the Company's Common Stock when the restrictions lapse. Under the LTI Plans generally, the Compensation and Option Committee determines the restriction period, if any, with respect to shares included in each Final Award. Restrictions lapsed on January 1, 1994 as to 5,200 shares awarded to Mr. Poling with respect to the 1986-88 performance period and are scheduled to lapse on January 1, 1995 as to 4,700 of the shares awarded to him with respect to the 1988-92 performance period and as to all remaining restricted shares on July 1, 1995. For each of the other named executives, restrictions are scheduled to lapse on January 1, 1995 as to 4,700 of the shares awarded with respect to the 1988-92 performance period.

(2)The Company did not award stock options to any of the named executives in 1993. In general, under the LTIP Plans, stock appreciation rights ("SARs") may be granted in tandem with the grant of options to executive officers. Exercise of an SAR cancels the related stock option and vice versa.

(3)Amounts shown as "LTIP Payouts" represent Final Awards made under the LTI Plans. The Final Awards were made in the form of restricted stock and were based on the extent to which performance targets for the relevant performance period were achieved and on the executive's performance. See note 1 above for further details regarding restricted stock. Amounts shown represent Final Awards for performance periods ended in 1992 and 1991. No amount is shown for the performance period ended in 1993 as the awards will not be determined until mid-year 1994. Those amounts will be shown in next year's proxy statement.

(4)Amounts reported as "All Other Compensation" include matching contributions by the Company under the Savings and Stock Investment Plan ("SSIP"). Also included under "All Other Compensation" is the value of certain credits allocated to the named executives under the non-defined contribution plan portion of the Company's Benefit Equalization Plan ("BEP"). Under the BEP, the Company provides benefits to the named executives that substantially equal benefits that otherwise could not be provided under the SSIP by reason of certain limitations on employer and employee contributions under the Internal Revenue Code. For 1993, the amounts included in column (i) as SSIP matching contributions and BEP credits, respectively, are as follows: Alex Trotman, $5,892 and $12,023; H. A. Poling, $5,892 and $29,106; A.
D. Gilmour, $5,892 and $9,939; L. R. Ross, $5,892 and $9,148; S. A.
Seneker,$5,892 and $4,010; K. Whipple, $5,892 and $4,418.

(5)For 1993, an estimated 17% of Alex Trotman's compensation was attributable to his service as Chairman, President and Chief Executive Officer. The remainder of his compensation for 1993 was attributable to his service as President and Chief Operating Officer, Ford Automotive Group. His compensation for 1991 and 1992 was attributable to his service as Executive Vice President -- North American Automotive Operations.

STOCK OPTIONS

The 1990 Long-Term Incentive Plan approved by stockholders provides for the granting of stock options and other rights with respect to Common Stock. The following table and notes set forth further information relating to stock options.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES(1)


                (a)                           (b)               (c)                  (d)                    (e)
                                                                             Number of Securities
                                                                            Underlying Unexercised    Value of Unexercised
                                                                            Options/SARs at FY-End    In-the-Money Options/
                                                                                     (#)              SARs at FY-End($)(2)
                                                                            ----------------------    ---------------------
                                       Shares Acquired    Value Realized         Exercisable/             Exercisable/
                Name                   on Exercise(#)           $               Unexercisable             Unexercisable
- ------------------------------------   ---------------    --------------    ----------------------    ---------------------
Alex Trotman........................       101,000           1,848,751               41,000/                  549,750/
                                                                                     76,500                 2,317,031
H. A. Poling........................       400,000           8,129,061              100,750/                3,176,172/
                                                                                    219,750                 6,728,672
A. D. Gilmour.......................        55,250           1,876,013              209,050/                4,512,938/
                                                                                     84,000                 2,574,063
L. R. Ross..........................        57,000           1,132,311              166,000/                3,208,281/
                                                                                     69,000                 2,110,781
S. A. Seneker.......................       140,000           2,219,000               22,000/                  678,500/
                                                                                     66,000                 2,028,281
K. Whipple..........................        36,991           1,107,654               96,750/                1,796,938/
                                                                                     49,125                 1,490,586

- -------------------------------------------------------------
NOTES

(1)Stock options under the LTI Plans are granted at a price representing the average of the highest and lowest prices at which Common Stock of the Company is sold on the New York Stock Exchange on the date of grant. The Company did not grant any stock options or SARs to the named executives in 1993.

Stock options under the LTI Plans are exercisable to the extent of 25% of the shares optioned after one year from the date of grant, 50% after two years, 75% after three years and in full after four years. Options are exercisable on a cumulative basis but may not be exercised later than ten years from the date of grant.

In the case of an optionee whose employment terminates by reason of retirement, disability or death, the option continues to accrue and be exercisable up to the option expiration date, subject to fulfillment of certain conditions. In general, in other instances of termination of employment, all rights to purchase shares or exercise SARs cease upon termination.

Options are subject to certain specified earning out conditions, including not engaging in competitive activity. Options are nontransferable except by will or the laws of descent and distribution. In general, each optionee agrees to remain in the employ of the Company for one year from the granting of the option.

(2)The year-end values shown for unexercised "in-the-money" options/SARs represent the difference between the fair market value of Common Stock subject to the options, based on the closing price of the Company's Common Stock on the New York Stock Exchange on December 31, 1993, and the exercise prices of the options. "In-the-money" means that the fair market value of a share of stock exceeds the option exercise price on the valuation date.

As a general matter, whether or not financial benefit will be derived from the exercise of stock options depends on the relationship between the market price of the underlying securities and the exercise price of the options and on the optionee's own investment decisions. Options "in-the-money" on a given date can become "out-of-the-money" due to price fluctuations in the stock market. For these reasons, the Company believes that placing a current value on outstanding options is highly speculative and that such valuations may not represent the true benefit, if any, that may be realized by an optionee.

CONTINGENT STOCK RIGHTS

Under the LTI Plans, eligible employees may be granted nontransferable Contingent Stock Rights (CSRs). In general, a CSR entitles the employee to receive, following completion of a specified Performance Period, a Final Award of up to the number of shares of Common Stock specified in the CSR (the Target Award). The number of shares constituting a Final Award will depend upon the extent to which the Performance Target specified in the CSR is achieved or exceeded over the Performance Period, the employee's performance and other factors.

The following table sets forth information with respect to grants of CSRs made in 1993 under the long-term incentive provisions of the 1990 Plan.

             LONG-TERM INCENTIVE PLAN-AWARDS IN LAST FISCAL YEAR(1)

                                                                                  Estimated Future Payouts
                                                                                  under Non-Stock Price-Based
                                                                                             Plans
                                                                                -------------------------------
                     (a)                             (b)             (c)           (d)         (e)        (f)
                                                                 Performance
                                                                  or Other
                                                  Number of        Period
                                                Shares, Units       Until
                                                  or Other       Maturation     Threshold    Target     Maximum
                    Name                          Rights(#)       or Payout        (#)         (#)        (#)
- ---------------------------------------------   -------------    -----------    ---------    -------    -------
Alex Trotman.................................       66,200         1993-97        0           53,000     66,200
H. A. Poling.................................      200,000         1993-97        0          160,000    200,000
A. D. Gilmour................................       66,200         1993-97        0           53,000     66,200
L. R. Ross...................................       45,000         1993-97        0           36,000     45,000
S. A. Seneker................................       37,000         1993-97        0           29,600     37,000
K. Whipple...................................       40,000         1993-97        0           32,000     40,000

- -------------------------------------------------------------
NOTES

(1)The entries in column (b) represent the number of shares specified in CSRs granted to the named executives in 1993.

Performance Targets, the achievement of which determines the number of shares to be included in a Final Award, are determined by the Compensation and Option Committee (the "Committee"), which selects the persons who are eligible to receive CSRs. In general, grants of CSRs are made annually, and the Performance Period ordinarily is five years. Performance Targets with respect to the CSRs reported in column (b) of this table cover the 1993-97 Performance Period and include essentially the same performance measures for each of the named executives.

Performance Targets with respect to the 1993-97 Performance Period include cost reductions and achievement of specific objectives for major product programs. Other Performance Targets for this Performance Period relate to product quality, customer acceptance and dealing with people.

During the Performance Period, CSR grantees are entitled to receive dividend equivalents with respect to the shares covered by the related Target Award, either in cash or in shares of Common Stock of equivalent value (subject to restrictions and earning out conditions) or in a combination of the two, as determined by the Committee. Dividend equivalents paid to the named executives in 1993 in cash are reported in column (e) of the Summary Compensation Table; dividend equivalents paid in the form of restricted stock are reported in column
(f) of that table.

After the end of a Performance Period, the Committee considers the extent to which the Company or a component has achieved or exceeded the Performance Targets as well as the individual performance of each grantee and determines the number of shares, if any, that will represent the Final Award for each grantee. Final Awards in the form of Common Stock made to the named executives in respect of the 1988-92 Performance Period are reported as "LTIP Payouts" for 1992 under column (h) of the Summary Compensation Table.

Upon expiration of the applicable "Restriction Period" determined by the Committee, during which the shares representing a Final Award cannot be sold or otherwise disposed of and are subject to earning out conditions discussed below, shares of Common Stock or, if the Committee so determines, cash of equivalent value, are distributed to the individual. Dividends or dividend equivalents are paid on the number of shares represented by each Final Award.

The amount ultimately realized by an individual with respect to a Final Award will depend on the earning out conditions, which are explained below, and upon the value of the Company's Common Stock when the restrictions lapse.

Under the earning out conditions, if the employee's employment terminates by reason of a voluntary quit, retirement without Company approval, release in the best interest of the Company or discharge, or if the employee engages in competitive activity following termination, all the employee's undistributed Final Awards, as well as outstanding CSRs, will be forfeited and cancelled unless a waiver is granted by the Committee. In addition, all of the employee's rights under any award will be forfeited if the Committee determines that the employee has acted in a manner inimical to the Company's best interests. Shares of Common Stock representing a Final Award are distributed to the employee free of restrictions and conditions only after the expiration of the Restriction Period.

PERFORMANCE GRAPHS

SEC proxy rules require a performance graph that compares the performance of the Company's Common Stock against Standard & Poor's 500 Stock Index and a published industry or line of business index or a group of "peer issuers," covering a five-year period. The Company has selected the other two principal U.S. automobile manufacturers as the "peer issuers" for the purposes of the line graph. Such an approach is thought to be more informative since relevant "line of business" indices merely combine the three U.S. automakers. A similar performance graph covering a ten-year period also is set forth in order to show the relative stock performance in the context of a period that more closely represents a full business cycle in the industry. Both graphs assume an investment of $100 at the beginning of the period and quarterly reinvestment of dividends.

             COMPARISON OF FIVE-YEAR CUMULATIVE SHAREHOLDER RETURN FORD, GENERAL MOTORS, CHRYSLER AND S&P 500 STOCK INDEX

      MEASUREMENT PERIOD                            GENERAL
    (FISCAL YEAR COVERED)            FORD           MOTORS         CHRYSLER         S&P 500
1988                                       100             100             100             100
1989                                        92             109              77             132
1990                                        61              95              56             128
1991                                        69              83              55             167
1992                                       109              97             155             179
1993                                       168             168             261             197

              COMPARISON OF TEN-YEAR CUMULATIVE SHAREHOLDER RETURN
             FORD, GENERAL MOTORS, CHRYSLER AND S&P 500 STOCK INDEX

      MEASUREMENT PERIOD                            GENERAL
    (FISCAL YEAR COVERED)            FORD           MOTORS         CHRYSLER         S&P 500
1983                                       100             100             100             100
1984                                       112             115             118             106
1985                                       151             111             177             140
1986                                       228             111             217             166
1987                                       317             111             201             175
1988                                       445             160             243             204
1989                                       409             174             188             269
1990                                       272             153             136             261
1991                                       305             134             134             340
1992                                       483             155             377             366
1993                                       750             269             642             403

RETIREMENT PLANS

The General Retirement Plan (the "GRP") provides a non-contributory benefit for each year of non-contributory participation, and added benefits associated with contributory participation. The Company also has two additional plans: a Supplemental Executive Retirement Plan (the "SERP"), under which certain executives, including the persons named in the Summary Compensation Table on page 22, may be entitled to an additional annual payment following retirement based on years of credited service and final average base salary and/or conditional annuities based on Company earnings, the executive's performance and other factors; and a Benefit Equalization Plan (the "BEP"), under which eligible employees, including the persons named in the table on page 22, receive benefits substantially equal to those the GRP would have provided but for certain Internal Revenue Code limitations.

For purposes of illustration, there are shown in the following table the amounts of annual retirement benefits that would be payable at normal retirement (age 65 or later) on January 1, 1994. Benefits are shown for various rates of final average base salary, assuming that employee contributions were made for the periods indicated. Employees who have completed at least one year of service contribute at the rate of 1 1/2% of base salary (3 1/2% of base salary over $1,150 a month prior to 1989). The table shows total amounts payable under the GRP, SERP and BEP, including amounts attributable to employee contributions.

                          ANNUAL CONTRIBUTORY PENSIONS
                                YEARS OF SERVICE

Final Average
 Base Salary       20 Years       25 Years       30 Years       35 Years       40 Years
- -------------     ----------     ----------     ----------     ----------     ----------
 $   200,000      $   84,180     $  105,530     $  126,890     $  148,240     $  167,730
     400,000         186,860        234,260        281,670        329,070        372,330
     600,000         317,540        397,990        478,450        558,900        632,930
     800,000         424,220        531,720        639,230        746,730        845,530
   1,000,000         530,900        665,450        800,010        934,560      1,058,130
   1,200,000         637,580        799,180        960,790      1,122,390      1,270,730
   1,400,000         744,260        932,910      1,121,570      1,310,220      1,483,230
   1,600,000         850,940      1,066,640      1,282,350      1,498,050      1,695,930
   1,800,000         957,620      1,200,370      1,443,130      1,685,880      1,908,530
   2,000,000       1,064,300      1,334,100      1,603,910      1,873,710      2,121,130

The compensation covered by the GRP, SERP and BEP is the employee's base salary and is identical to the compensation disclosed as "Salary" in the Summary Compensation Table. The benefits are computed on the basis of the average of the employee's highest five consecutive annual base salaries in the ten years immediately preceding retirement. Conditional annuities were awarded in prior years to Messrs. Gilmour, Poling and Ross. By way of illustration, assuming retirement at age 65 and satisfaction of all earning out conditions, the estimated percentages of total annual retirement benefits to be paid under such annuities to these individuals are as follows: Allan D. Gilmour, 19%; Harold A. Poling, 24%; and Louis R. Ross, 21%. No conditional annuities were awarded in 1991, 1992 or 1993.

As of December 31, 1993, the credited years of service for each of the executives named in the Summary Compensation Table on page 22 are as follows:
Alex Trotman, 38 years (including service in Britain); Harold A. Poling, 42 years; Allan D. Gilmour, 34 years; Louis R. Ross, 39 years; Stanley A. Seneker, 37 years; and Kenneth Whipple, 35 years.

The GRP and BEP benefits are computed as a joint and survivor annuity. The SERP benefit is computed as a straight-life annuity. Benefits payable under the plans are not reduced for Social Security or other offsets.

PROPOSAL 1

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The By-Laws of the Company provide that the Audit Committee of the Board of Directors each year shall select and engage on behalf of the Company independent public accountants to audit the books of account and other corporate records of the Company for such year. The By-Laws of the Company also provide that the Audit Committee's selection of independent public accountants for each fiscal year shall be made in advance of the annual meeting of stockholders in such fiscal year and shall be submitted for ratification or rejection at such meeting. If the stockholders should reject the selection of the Audit Committee, the Committee would reconsider the selection.

The Audit Committee has selected Coopers & Lybrand to audit the books of account and other corporate records of the Company for the year 1994. This firm has audited the Company's books since 1946 and is considered to be well qualified. Representatives of Coopers & Lybrand are expected to be present at the meeting with the opportunity to make a statement and to respond to appropriate questions.

For 1993, the Company paid Coopers & Lybrand, its principal independent public accountants, $28.1 million for world-wide audit and nonaudit services. (Additional information concerning the Audit Committee appears on page 13.) The Company will present to the meeting the following resolution:

"RESOLVED: That the selection, by the Audit Committee of the Board of Directors, of Coopers & Lybrand as independent public accountants to audit the books of account and other corporate records of the Company for 1994 be and hereby is ratified."

Adoption of this proposal requires approval by a majority of the votes that could be cast by stockholders who are present in person or by proxy at the meeting, computed in the case of each share as described in the second paragraph on page 1 of this Proxy Statement.

Spaces are provided in the accompanying form of proxy for specifying approval, disapproval or abstention as to this proposal, which is identified as Proposal 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK AND CLASS B STOCK OF THE COMPANY.

The Board of Directors has adopted resolutions declaring a two-for-one stock split in the form of a one hundred percent stock dividend (the "Stock Split") on the Company's outstanding Common Stock and Class B Stock contingent upon stockholder approval of an amendment to the Company's Certificate of Incorporation described below. The Board also declared it advisable that the stockholders approve the action called for by the following resolution and directed that the resolution be submitted for approval by the stockholders at the Company's Annual Meeting of Stockholders.

"RESOLVED, that the stockholders of Ford Motor Company authorize the following action and adopt the following amendment to the Company's Certificate of
Incorporation:

"That the aggregate number of shares of Common Stock and Class B Stock that the Company shall have authority to issue be changed from 1,000,000,000 shares to 3,000,000,000 shares of Common Stock and from 88,352,896 shares to 265,058,688 shares of Class B Stock; and

"That the Company's Certificate of Incorporation be amended by changing the first paragraph of Article FOURTH thereof to read as set forth in the Appendix to the Company's 1994 Proxy Statement, and the Certificate of Incorporation, with such amendment, be restated in its entirety, effective at the close of business on June 6, 1994."

Before the amendment can become effective, stockholders must approve Proposal 2 by the affirmative vote of the holders of a majority of the outstanding Common Stock and Class B Stock voting separately as classes, with each share being entitled to one vote, and also by the affirmative vote of the holders of a majority of the outstanding Common Stock and Class B Stock voting together without regard to class, with each stockholder being entitled to one vote for each share of Common Stock and 8.752 votes for each share of Class B Stock held by such stockholder.

Without the amendment, the Company does not have a sufficient number of authorized shares of Common Stock to permit the Stock Split after giving effect to the shares reserved for issuance under various employee stock-based plans, shares reserved for issuance upon the conversion of Class B Stock, depositary shares representing Series A Preferred Stock and certain debt securities, and shares reserved for issuance under a dividend reinvestment plan for holders of Series B Preferred Stock. The increase in the authorized Common Stock and Class B Stock would permit the Stock Split and would allow the remaining unissued shares to be used at some future date, without further stockholder action, for additional stock dividends or other proper corporate purposes. However, the Company presently has no plans to issue any shares other than as required for the Stock Split and as may be required in connection with the plans and convertible securities identified above.

If the amendment is approved, as of the effective date of the Stock Split, appropriate adjustments will be made in the number and price of shares reserved for issuance under various employee stock-based plans. In addition, appropriate adjustments will be made in the number of shares reserved for issuance upon the conversion to Common Stock of Class B Stock, depositary shares representing Series A Preferred Stock and certain outstanding convertible debt securities, and in the number of shares reserved for issuance under the dividend reinvestment plan for holders of Series B Preferred Stock.

If the amendment is approved, the Company proposes to cause it to become effective at the close of business on June 6, 1994 by filing in the Office of the Secretary of State of the State of Delaware a Restated Certificate of Incorporation. The only changes in the existing Certificate of Incorporation would be those made by the amendment and certain numeric changes mandated by the Certificate of Incorporation to reflect the increase in outstanding shares brought about by the Stock Split, all as set forth in the Appendix hereto. Stockholder approval of the amendment also will constitute approval of the filing of a Restated Certificate of Incorporation incorporating all these changed provisions of the existing Certificate of Incorporation as shown in the Appendix hereto.

On or about July 5, 1994, there will be mailed to each stockholder of record as of the close of business on the date the amendment becomes effective a certificate or certificates for the additional shares.

Certificates representing shares issued prior to the time the amendment becomes effective will continue to represent the same number of shares of the Company's stock as they did prior to the time the amendment becomes effective, and will after that time represent, in addition, the right to receive certificates for an equal amount of shares. Stockholders should not destroy their certificates and should not mail them to the Company or its transfer agent. Existing certificates and the certificate or certificates for additional shares to be mailed to stockholders will represent the total shares owned after the amendment becomes effective.

The Board of Directors believes that the Stock Split will help to broaden interest in the Company's stock by reducing its market price and further believes that the Stock Split will be in the best interests of the Company and its stockholders.

The Company has been advised by J. W. Martin, Jr., Esq., the Vice President-General Counsel of the Company, that in his opinion the Stock Split will not result in any taxable income or in any gain or loss to stockholders for U.S. federal income tax purposes. Immediately after the Stock Split, the tax basis of each share of Common Stock and each share of Class B Stock will be one-half of the tax basis before the stock split. For tax purposes, each new share will be deemed to have been acquired at the same time as the original share with respect to which the new share was issued.

If stockholders dispose of their shares subsequent to the Stock Split, they may pay higher brokerage commissions on the same relative interest in the Company because that interest is represented by a greater number of shares. Since the rate of brokerage commissions may vary, the Company is unable to specify the amount of this increase. Stockholders desiring this information may wish to consult their brokers to ascertain the brokerage commission that would be charged for disposing of the greater number of shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

PROPOSAL 3

RELATING TO ROTATION OF THE ANNUAL MEETING LOCATION

Mrs. Evelyn Y. Davis, Suite 215, Watergate Office Building, 2600 Virginia Ave., NW, Washington, D.C. 20037, and Highlights and Lowlights, who state that they are the owners of 100 shares and one share of Common Stock of the Company, respectively, have informed the Company that they intend to present the following proposal at the meeting:

"RESOLVED: That the shareholders of Ford recommend that the Board of Directors take the necessary steps to rotate the annual meeting to different cities where Ford has a large concentration of shares and/or plant facilities.

"Cities mentioned to be considered should include: Chicago, New York, San Francisco, Washington, D.C., Cleveland, Dallas and others.

"REASONS: Many corporations including Chrysler, General Motors, Ameritech, A.T.T., IBM, American Express, Xerox, I.T.T., Pacific Telesis, Bell Atlantic, UAL, GE, Sears, USX, Martin Marietta, Safeway and many, many others rotate to various cities with excellent results.

"General Motors in the last few years has had excellent meetings in Nashville, Fort Wayne and Oklahoma City.

"Why should Ford lag behind????

"Owners who for business or geographic reasons cannot attend their meeting, should also from time to time have the opportunity to pose questions.

"If you agree, please mark your proxy for this proposal."

Adoption of this proposal requires approval by a majority of the votes that could be cast by stockholders who are present in person or by proxy at the meeting, computed in the case of each share as described in the second paragraph on page 1 of this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 3.

Under the Company's By-Laws, the Board of Directors has the discretion to determine the location of the Company's Annual Meeting. In the past years, the Annual Meeting has been held in or near Detroit, close to the Company's headquarters and a large concentration of stockholders, employees and retirees. The Board believes that it may be appropriate from time to time to hold the Annual Meeting in other locations where the Company has significant operations or a large stockholder presence. This year, for example, the Board determined to hold the Annual Meeting in Cleveland, where the Company has about 15,000 employees at six plants and many office locations.

The Board's objection to the proposal is that it would commit the Company to a plan of mandatory rotation. The Board believes that it should continue to have flexibility in determining the location of Annual Meetings and that mandatory rotation would undermine the Board's ability to balance all the relevant factors, including convenience to stockholders, employees, directors and officers, cost, and security considerations.

Proposals similar to the present one were submitted at the 1984 and 1989 Annual Meetings and were rejected by a vote equal to 97.4% and 97.8%, respectively, of the votes cast.

Spaces are provided in the accompanying form of proxy for specifying approval, disapproval or abstention as to this proposal, which is identified as Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 3.

PROPOSAL 4

RELATING TO A REPORT ON MAQUILADORA OPERATIONS IN MEXICO

The Missionary Oblates of Mary Immaculate, 7711 Madonna Drive, San Antonio, Texas, who state that they own 3,200 shares of Common Stock; the Benedictine Sisters, 3120 W. Ashby, San Antonio, Texas, who state that they own 200 shares of Common Stock; the Sisters of the Holy Spirit and Mary Immaculate, 301 Yucca Street, San Antonio, Texas, who state that they own 505 shares of Common Stock; the Sisters of Charity of the Incarnate Word, 2600 North Loop West, Houston, Texas, who state that they own 36,000 shares of Common Stock; the Sisters of Charity of the Incarnate Word, 5610 Lawndale, Houston, Texas, who state that they own 11,000 shares of Common Stock; the School Sisters of Notre Dame, 320 East Ripa Avenue, St. Louis, Missouri, who state that they own 4,100 shares of Common Stock; The Daughters of the Holy Spirit, 72 Church Street, Putnam, Connecticut, who state that they own 600 shares of Common Stock; the Sisters of Mary Reparatrix, 225 East 234th Street, Bronx, New York, who state that they own 3,500 shares of Common Stock; and the Dominican Sisters, Sparkhill, New York, who state that they own 3,000 shares of Common Stock, have informed the Company that they intend to present the following proposal at the meeting:

"WHEREAS: The business of U.S. corporations in Mexican maquiladora operations is increasingly controversial. Independent journalists have found dangerous environmental and health and safety practices in some U.S. Maquiladoras. The majority of U.S. companies pay their starting employees subsistence wages even though those employees work productively and efficiently. The average wage is grossly inadequate to meet the basic needs of a typical worker and their family.

"Pollution and toxic waste problems by U.S. companies in Mexico also have a direct impact on the U.S. border states and the health of U.S. citizens. We believe U.S. companies there should live up to high standards for the environment, employee wages and benefits.

"It is important that our company conduct a thorough review of our maquiladora operations, to examine areas needing improvement and make necessary changes in policy and practice.

"THEREFORE BE IT RESOLVED: Due to the extensive investments our Company has in Mexico, the shareholders request management to initiate a review of the Maquiladora Operations of our Company and prepare a summary report of the findings of the review and recommendations for changes in policy or performance in light of this survey. This report is to be sent to all shareholders within 6 months of the 1994 annual shareholder meeting.

"SUPPORTING STATEMENT: We believe this comprehensive review should include information on the following areas and questions:

"Fair Employment Practices and Standards of Living

1. Report company research on whether we provide fair and just wages to employees compared to local cost of living and poverty level, reasonable hours of work and decent working conditions.
2. Policy in employment discrimination based on sex, race, religious creed or political beliefs, equal pay for equal work and sexual harassment and how these policies are put into practice.
3. Policy on not interfering with workers' rights to organize and reach collective bargaining agreements.
4. Policy on child labor.

"Community Impact

1. Ways in which we provide assistance to local communities where our plants are situated by grants, community service, technical expertise.
2. That there be socially responsible action to encourage the Maquiladora Association and Mexican government agencies on different levels to improve access to housing, to adjust wages to cost of living and to responsibly care for the environment.

"Health and Safety Practices

1. Identity and volume of chemicals used and stored on premises, and whether warning labels on containers are in Spanish or English.
2. Evidence of health and safety training for employees as well as protective equipment and clothing.
3. Evidence of health and safety inspections by qualified outside consultants.
4. Policy on fair damage compensation to workers who suffer occupational injuries or illnesses.

"Responsible Practices for Handling Hazardous Wastes and Protecting the Environment

1. Compliance with Mexican environmental laws.
2. Review of any toxic chemical discharges and releases into air, water and land.
3. Hazardous waste disposal methods, including final location of disposal and verification that hazardous materials are being returned to country of origin.
4. Policy on discussing environmental concerns with the community and employees, providing access to lists of chemicals used in the plant and their health and environmental impact as is allowed under Right to Know legislation in the U.S."

Adoption of this proposal requires approval of a majority of the votes that could be cast by stockholders who are present in person or by proxy at the meeting, computed in the case of each share as described in the second paragraph on page 1 of this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 4.

Ford requires its maquiladoras to meet very high standards for responsible environmental, health, safety, personnel and community relations policies. These facilities generally follow the same environmental, personnel and other policies and practices as do Ford operations in the United States.

At its maquiladora operations, Ford provides its employees wages and benefits that are equal or better on average than does the typical non-Ford maquiladora or the facing labor market competition, and Ford working conditions and benefits also exceed applicable local or federal laws. The benefits vary from location to location and include complete food service, bus transportation, educational opportunities, major medical coverage, federal housing program assistance and, at some locations, local housing assistance, as well as sponsorship of various recreational activities.

The proposal requests a detailed review and report covering 14 specific items relating to the Company's maquiladora operations. The Company previously has made available to its stockholders a comprehensive report on its maquiladora operations detailing the information set forth in the first two paragraphs above and covering most of the same material sought by the proposal. That report continues to be available to all Company stockholders on request. The only significant changes since the 1991 report are that the Company now operates 5 rather than 9 maquiladora plants and employs about 7,000 employees rather than about 9,700. Ford maquiladoras account for less than 2% of the persons employed by maquiladoras.

The proposal also asks that the report address certain internal Mexican governmental policies, including housing, wages and the environment. The Company believes that these policy issues are best addressed to the appropriate Mexican authorities.

Company management continues to be informed as to all aspects of its business operations in Mexico, including the maquiladoras, and continues to make relevant information available to its stockholders. The new review and report called for by the proposal, which would be burdensome and costly to prepare and distribute, would provide no significant additional information beyond that covered in the prior report.

For the foregoing reasons, the Board believes that the proposal and the action it calls for are unnecessary and not in the best interests of the Company or its stockholders.

Spaces are provided in the accompanying form of proxy for specifying approval, disapproval or abstention as to this proposal, which is identified as Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 4.

ANNUAL REPORT AND OTHER MATTERS

The Annual Report of the Company for the year 1993, including financial statements, was recently mailed to the Company's stockholders. A complete list of the stockholders of record entitled to vote at the Annual Meeting will be open and available for examination by any stockholder, for any purpose germane to the meeting, between 9:00 A.M. and 5:00 P.M. at the Stouffer Tower City Plaza Hotel, 24 Public Square, Cleveland, Ohio, for ten days prior to the meeting.

EXPENSES OF SOLICITATION

The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company has retained Chemical Bank, New York, New York, to assist in the solicitation of proxies, if requested to do so, at a fee not to exceed $15,000, plus expenses. The Company may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy material to principals and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person, or by telephone or telegraph, by directors and by officers and other regular employees of the Company.

                                             By Order of the Board of Directors,

                                                      /s/ JOHN M. RINTAMAKI
                                                        JOHN M. RINTAMAKI
                                                            Secretary
April 15, 1994

                                    APPENDIX

   (BOLD FACE TYPE, EXCEPT IN HEADINGS, IDENTIFIES THE PROPOSED NEW LANGUAGE;
                  LANGUAGE TO BE OMITTED APPEARS IN BRACKETS)

FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is 3,295,058,688 [1,118,352,896] shares, consisting of 30,000,000 shares of Preferred Stock of the par value of One Dollar ($1.00) each, 265,058,688 [88,352,896] shares of Class B Stock of the par value of One Dollar ($1.00) each and 3,000,000,000 [1,000,000,000] shares of
Common Stock of the par value of One Dollar ($1.00) each.

The following is a statement of all of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the three classes of the stock of the corporation:

                                   SECTION 1.

                           VOTING POWERS AND RIGHTS.

1.1. GENERALLY. All rights to vote and all voting power (including, without limitation thereto, the right to elect directors) shall be vested exclusively, in accordance with the provisions of subsections 1.1 through 1.7, inclusive, in the holders of Class B Stock and the holders of Common Stock, voting together without regard to class, all except as otherwise expressly provided by subsection 1.7 or by the Board of Directors pursuant to subsection 8.1 or as otherwise expressly required by the law of the State of Delaware.

1.2. COMMON STOCK. At every meeting of the stockholders each holder of Common Stock shall be entitled to one vote for each share of such stock held by him.

1.3. CLASS B STOCK. At every meeting of the stockholders each holder of Class B Stock shall be entitled, for each share of such stock held by him, to such number of votes (which may be or include a fraction of a vote) as shall be determined in accordance with the provisions of this subsection 1.3, which number of votes, so determined from time to time, is hereinafter referred to as the "Class B voting power per share."

     1.3a. 40% OF TOTAL VOTING POWER. Until the total number of outstanding shares of Class B Stock shall first fall below 60,749,880 [30,374,940], the Class B voting power per share shall be the quotient derived by dividing the total number of outstanding shares of Class B Stock into a number equal to two-thirds of the aggregate number of votes which could be cast by the holders of all of the outstanding shares of (i) Common Stock and (ii) Full Voting Preferred Stock (as defined in subsection 8.2), if any, if they were present at the meeting.

     1.3b. 30% OF TOTAL VOTING POWER. From and after the time when the total number of outstanding shares of Class B Stock shall first fall below 60,749,880 [30,374,940] and until such number shall first fall below 33,749,932 [16,874,966], the Class B voting power per share shall be the quotient derived by dividing the total number of outstanding shares of Class B Stock into a number equal to three-sevenths of the aggregate number of votes which could be cast by the holders of all of the outstanding shares of (i) Common Stock and (ii) Full Voting Preferred Stock, if any, if they were present at the meeting.

     1.3c. ONE VOTE PER SHARE VOTING POWER. From and after the time when the total number of outstanding shares of Class B Stock shall first fall below 33,749,932 [16,874,966], the Class B voting power per share shall be one vote per share.

     1.3d. COMPUTATIONS. The quotients referred to in this subsection 1.3 shall be computed to the nearest one-thousandth of a vote (or, if there be no nearest one-thousandth, shall be computed to a ten-thousandth of a vote).

1.4. NO CUMULATIVE VOTING. No stockholder shall be entitled to exercise any right of cumulative voting. If, however, any stockholder should at any time become entitled to exercise a right of cumulative voting, whether by express requirement of the law of the State of Delaware or otherwise, then at all elections of directors each holder of Class B Stock shall be entitled to cast for each share of Class B Stock held by him a number of votes equal to the Class B voting power per share then exercisable (computed as provided in subsection 1.3), each holder of Common Stock shall be entitled to cast one vote for each share of Common Stock held by him, and each holder of Full Voting Preferred Stock, if any, of any series shall be entitled to cast the number of votes (which may be one vote or more or less than one vote) for each share of Full Voting Preferred Stock held by him which the Board of Directors shall have determined pursuant to subsection 8.1 in establishing voting rights with respect to such series, in each case multiplied by the number of directors to be elected, and each such holder shall be entitled to cast all of his votes for a single director or to distribute them among the number of directors to be voted for, or to cast his votes for any two or more of them as he may see fit.

1.5. QUORUM. At any meeting of stockholders, the presence in person or by proxy of the holders of shares entitled to cast a majority of all of the votes (computed, in the case of each share of Class B Stock, as provided in subsection 1.3) which could be cast at such meeting by the holders of all of the outstanding shares of stock of the corporation entitled to vote on every matter that is to be voted on without regard to class at such meeting shall constitute a quorum.

1.6. MANNER OF VOTING. At every meeting of stockholders, the holders of Class B Stock, the holders of Common Stock and the holders of Full Voting Preferred Stock, if any, shall vote together, without regard to class, and their votes (computed, in the case of each share of Class B Stock, as provided in subsection 1.3) shall be counted and totalled together; and at any meeting duly called and held at which a quorum (determined in accordance with the provisions of subsection 1.5) is present, a majority of the votes (computed, in the case of each share of Class B Stock, as provided in subsection 1.3) which could be cast at such meeting upon a given question by such holders who are present in person or by proxy shall be necessary, in addition to any vote or other action that may be expressly required by the provisions of this Certificate of Incorporation or by the law of the State of Delaware, to decide such question, and shall decide such question if no such additional vote or other action is so required.

1.7. CLASS VOTE BY CLASS B STOCK. Notwithstanding any of the other provisions of this Section 1, the corporation shall not, until the total number of outstanding shares of Class B Stock shall first fall below 33,749,932 [16,874,966], take any of the following actions except with the affirmative vote of the holders of a majority of the outstanding shares of Class B Stock, given separately as a class, which vote shall be in addition to any vote or other action required by the law of the State of Delaware:

     (i) issue any additional shares of Class B Stock except pursuant to an offer for subscription or purchase required by the provisions of subsection
     4.3 or for the purpose of payment of a stock dividend; or

     (ii) effect any reduction, by amendment of the Certificate of Incorporation, retirement or exchange or otherwise, in the number of outstanding shares of Class B Stock in any manner other than by conversion into Common Stock as expressly provided in Section 2 or through voluntary disposition thereof to the corporation by a holder of shares of Class B Stock; or

     (iii) effect any change or alteration in any provision of this Article FOURTH, except as required by the provisions of subsection 3.3; or

     (iv) merge or consolidate with or into any other corporation, or permit any other corporation to merge or consolidate with or into it; or

     (v) sell, lease or exchange all or substantially all of its property and assets; or

     (vi) transfer any assets to another corporation and in connection therewith distribute stock or other securities of such other corporation to the holders of stock or other securities of this corporation; or

     (vii) voluntarily dissolve or liquidate.

1.8. PREFERRED STOCK. Each holder of Preferred Stock shall be entitled to vote to the extent, if any, provided by the Board of Directors pursuant to subsection 8.1.

                                   SECTION 2.

                   OWNERSHIP AND CONVERSION OF CLASS B STOCK.

2.1. OWNERSHIP OF CLASS B STOCK. Until the time when the total number of outstanding shares of Class B Stock shall first fall below 33,749,932 [16,874,966], holders of shares of such stock may (i) sell or otherwise dispose of or transfer any or all of the shares of such stock held by them, respectively, only to persons who at the time of transfer meet the qualifications set forth in clause (i), (ii), (iii), (iv), (v), (vi) or (vii) of subsection 2.2, and to no other persons, or (ii) convert any or all of such shares into shares of Common Stock for the purpose of effecting the sale or disposition of such shares of Common Stock to any person as provided in subsection 2.3. Until such time, no one other than those persons in whose names shares of Class B Stock become registered on the original stock ledger of the corporation by reason of their record ownership of shares of Class A Common Stock or Class B Common Stock of the corporation which are reclassified into shares of Class B Stock, or transferees or successive transferees who at the time of transfer meet such qualifications set forth in subsection 2.2, shall by virtue of the acquisition of a certificate for shares of Class B Stock have the status of an owner or holder of shares of Class B Stock or be recognized as such by the corporation or be otherwise entitled to enjoy for his own benefit the special rights and powers of a holder of shares of Class B Stock.

From and after the time when the total number of outstanding shares of Class B Stock shall first fall below 33,749,932 [16,874,966], holders of shares of such stock may (i) sell or otherwise dispose of or transfer such shares to any person or (ii) convert such shares into shares of Common Stock for any purpose as provided in subsection 2.4, and any person may have the status of an owner or holder of shares of Class B Stock.

Holders of shares of Class B Stock may at any and all times transfer to any person the shares of Common Stock issuable upon conversion of such shares of Class B Stock.

2.2. TRANSFERS OF CLASS B STOCK ON CORPORATE BOOKS. Shares of Class B Stock shall be transferred on the books of the corporation and a new certificate therefor issued, upon presentation at the office of the Secretary of the corporation (or at such additional place or places as may from time to time be designated by the Secretary or any Assistant Secretary of the corporation) of the certificate for such shares, in proper form for transfer and accompanied by all requisite stock transfer tax stamps, only if such certificate when so presented shall also be accompanied by an affidavit of the record holder of such shares stating that such certificate is being presented to effect a transfer of such shares to any one or more of the following:

     (i) a natural person who meets the qualification that he is either (A) a natural person in whose name shares of Class B Stock became registered on the original stock ledger of the corporation by reason of his record ownership of shares of Class A Common Stock or Class B Common Stock of the corporation which were reclassified into shares of Class B Stock, or (B) a descendant (including any descendant by adoption and any descendant of an adopted descendant) of a natural person in whose name shares of Class B Stock were so registered by reason of such record ownership, or (C) a spouse or surviving spouse of a natural person who is or was while living included within the provisions of either of the foregoing subclauses (A) or
     (B); or

     (ii) any two or more natural persons each of whom meets the qualification set forth in clause (i) next above; or

     (iii) a transferee as trustee of a trust, created by deed or will, which trust meets the following requirements: (1) the income thereof from the date of transfer to such trustee shall be required to be paid to or applied for the use and benefit of or accumulated for one or more natural persons, concurrently or successively, all of whom meet or will meet the qualification set forth in clause (i) above, and no other persons, except for such portion of the income as is payable to or to be applied for the use and benefit of or accumulated for one or more (A) other natural persons during terms not to exceed their respective lives, who, though they do not meet the qualification set forth in clause (i) above, are relatives of or are or were employees or dependents of natural persons meeting such qualification, or (B) exempt organizations (as defined in subsection 2.7) for terms not exceeding 33 years from the date of the commencement of the trust, and except for such accumulated income as may be required to be paid over to others upon the death of the person for whom it was accumulated, and (2) the principal thereof shall be required to be transferred, assigned and paid over upon failure or termination of the interests in the income thereof referred to in subclause (1) above; provided, however, that if the provisions of such trust relating to the disposition of income or principal are subject to amendment in such manner that the trust could be changed to a trust not meeting the requirements of this clause (iii), the trustee thereof, as such, shall have entered into a written agreement with the corporation providing that if such trust shall be amended at any time prior to the time when the total number of outstanding shares of Class B Stock shall first fall below 33,749,932[16,874,966] such trustee will promptly deliver to the corporation a copy, duly certified by such trustee, of the instrument effecting such amendment and will, unless such trust as so amended then meets the requirements of this clause (iii), promptly surrender the certificates for the shares of Class B Stock then held in such trust for conversion of such shares into an equal number of shares of Common Stock in the manner set forth in subsection 3.1; or

     (iv) a stock corporation (hereinafter called a "corporate holder"), not less than 75% of the number of outstanding shares of each class of the capital stock (other than shares of non-voting preferred stock as defined in subsection 2.7) of which shall, at the time at which the certificate for shares of Class B Stock is presented for transfer, be owned beneficially and of record by natural persons who meet the qualification set forth in clause (i) above (provided that the same natural person need not be both the beneficial and the record owner), or be owned of record by trustees (or successor trustees) of trusts which meet the requirements set forth in clause (iii) above, or be so owned in part by such natural persons and so owned in part by such trustees (or successor trustees); which corporate holder shall have entered into a written agreement with this corporation providing that if, at any time prior to the time when the total number of outstanding shares of Class B Stock shall first fall below 33,749,932 [16,874,966], less than 75% of the number of outstanding shares of each class of the capital stock (other than shares of non-voting preferred stock as defined in subsection 2.7) of such corporate holder shall be so owned, then such corporate holder will either promptly (A) transfer the shares of Class B Stock then held by it to one or more persons who at the time of transfer meet the qualifications set forth in clause (i), (ii), (iii),
     (iv), (v), (vi) or (vii) of subsection 2.2 and cause the certificates therefor to be duly presented for transfer into the name of such person or persons, or (B) surrender the certificates for such shares of Class B Stock for conversion of such shares into an equal number of shares of Common Stock, in the manner set forth in subsection 3.1, or (C) transfer some of such shares as provided in the foregoing subclause (A) and surrender the certificates for the remainder of such shares for conversion as provided in the foregoing subclause (B); or

     (v) a legatee under the will of any stockholder of the corporation deceased prior to the effective date of the reclassification of the Class A Common Stock and the Class B Common Stock of the corporation into Class A Stock, Class B Stock and Common Stock, such transfer being made for the purpose of satisfying, in any manner permitted by such will, all or any part of the claim of the said legatee in respect to a legacy of any kind under said will; provided, however, that the aggregate number of shares of Class B Stock transferred pursuant to this clause (v) shall not exceed 8,437,480 [4,218,740]; or

     (vi) a transferee as successor trustee or as co-trustee of a trust of which his immediate transferor was or is a trustee registered as a record holder of such shares of Class B Stock as permitted by the provisions of subsection 2.1; provided, however, that if the proviso in clause (iii) above is applicable such successor trustee or co-trustee shall have entered into a written agreement with the corporation whereby he assumes the obligations of the agreement required by said clause (iii); or

     (vii) the corporation for the purpose of retirement pursuant to the provisions of subsection 3.3;

and if the certificate for such shares of Class B Stock when presented for transfer shall also be accompanied

     (a) in the case of a transfer to a transferee as trustee of a trust which meets the requirements set forth in clause (iii) above, by copies, duly certified by such trustee, of the instrument creating such trust and of all amendments thereto, and by an original counterpart or certified copy of any agreement required by said clause (iii), or

     (b) in the case of a transfer to a corporate holder as defined in clause
     (iv) above, by a copy, duly certified by the Secretary or an Assistant Secretary of such corporate holder, of the list of its stockholders and their respective holdings as shown on its stock books at the time at which the certificate for shares of Class B Stock is presented for transfer, and by an original counterpart or certified copy of the agreement referred to in said clause (iv), or

     (c) in the case of a transfer to a legatee described in clause (v) above, by a copy of the will of the deceased stockholder, duly certified by the clerk of the court in which the same shall have been probated, or

     (d) in the case of a transfer to a transferee as successor trustee or co-trustee as permitted by clause (vi) above, by an original counterpart or certified copy of any agreement of such transferee required by said clause
     (vi).

From and after the time when the total number of outstanding shares of Class B Stock shall first fall below 33,749,932 [16,874,966], shares of Class B Stock shall be transferable to any person without regard to the foregoing provisions of this subsection 2.2.

2.3. CONVERSION OF CLASS B STOCK FOR THE PURPOSE OF SALE OR OTHER DISPOSITION. A record holder of shares of Class B Stock shall be entitled at any time and from time to time to convert any or all of such shares held by him into the same number of shares of Common Stock in the manner set forth in subsection 3.1, for the purpose of effecting the sale or other disposition of such shares of Common Stock, by surrendering certificates representing the shares of Class B Stock to be converted, in proper form for transfer of the shares of Common Stock issuable upon such conversion and accompanied by all stock transfer tax stamps requisite for such transfer, and also accompanied by a written notice by such record holder to the corporation stating that such record holder desires to convert such shares of Class B Stock into the same number of shares of Common Stock for the purpose of the sale or other disposition of such shares of Common Stock and requesting that the corporation issue all of such shares of Common Stock to persons (other than such record holder) named therein, setting forth the number of shares of Common Stock to be issued to each such person and the denominations in which the certificates therefor are to be issued. Each such notice shall be signed by the record holder (or in an appropriate case by his guardian, committee, executor, administrator or other legal representative).

If a record holder of shares of Class B Stock shall deliver a certificate for such shares, endorsed by him for transfer or accompanied by an instrument of transfer signed by him, to a person who does not meet the qualifications set forth in clause (i), (ii), (iii), (iv), (v), (vi) or (vii) of subsection 2.2, then such person or any successive transferee of such certificate may treat such endorsement or instrument as authorizing him on behalf of such record holder to convert such shares in the manner above provided for the purpose of the transfer to himself of the shares of Common Stock issuable upon such conversion, and to give on behalf of such record holder the written notice of conversion above required, and may convert such shares of Class B Stock accordingly.

If such shares of Class B Stock shall improperly have been registered in the name of such a person (or in the name of any successive transferee of such certificate) and a new certificate therefor issued, such person or transferee may surrender such new certificate for cancellation, accompanied by the written notice of conversion above required, in which case (A) such person or transferee shall be deemed to have elected to treat the endorsement on (or instrument of transfer accompanying) the certificate so delivered by such former record holder as authorizing such person or transferee on behalf of such former record holder so to convert such shares and so to give such notice, (B) the shares of Class B Stock registered in the name of such former record holder shall be deemed to have been surrendered for conversion for the purpose of the transfer to such person or transferee of the shares of Common Stock issuable upon conversion, and (C) the appropriate entries shall be made on the books of the corporation to reflect such action.

2.4. ULTIMATE CONVERTIBILITY OF CLASS B STOCK FOR ANY PURPOSE. From and after the time when the total number of outstanding shares of Class B Stock shall first fall below 33,749,932 [16,874,966], (i) each record holder of shares of such stock may convert such shares into an equal number of shares of Common Stock, irrespective of the purpose of such conversion, by surrendering the certificates for such shares in the manner set forth in subsection 3.1; and (ii) no additional shares of Class B Stock shall be issued by the corporation, and the corporation shall promptly after such time take such appropriate action as may be necessary to reduce the authorized amount of Class B Stock to the number of shares then outstanding.

2.5. LEGEND ON CERTIFICATES FOR CLASS B STOCK. Every certificate for shares of Class B Stock shall bear a legend on the face thereof reading as follows:

     "The shares of Class B Stock represented by this certificate may not be transferred to any person who does not meet the qualifications set forth in clause (i), (ii), (iii), (iv), (v), (vi) or (vii) of subsection 2.2 of Article FOURTH of the Certificate of Incorporation of this corporation as amended (Sections 1 to 9 of said Article FOURTH being set forth in full on the reverse hereof) and no person who does not meet the qualifications prescribed by subsection 2.1 of said Article FOURTH is entitled to own or to be registered as the record holder of such shares of Class B Stock, until the time referred to in said subsection 2.1, but the record holder of this certificate may at any time convert such shares of Class B Stock into the same number of shares of Common Stock for the purpose of effecting the sale or other disposition of such shares of Common Stock to any person. Each holder of this certificate, by accepting the same, accepts and agrees to all of the foregoing."

Any certificate for shares of Class B Stock which shall be issued after the time when the total number of outstanding shares of Class B Stock shall first fall below 33,749,932 [16,874,966] shall not bear such legend.

2.6. VIOLATIONS OF SUBSECTIONS 2.1 AND 2.2. In the event that the Board of Directors of the corporation (or any committee of the Board of Directors, or any officer of the corporation, designated for the purpose by the Board of Directors) shall determine, upon the basis of facts not disclosed in any affidavit or other document accompanying the certificate for shares of Class B Stock when presented for transfer, that such shares of Class B Stock have been registered in violation of the provisions of subsection 2.1 or 2.2, or shall determine that a person is enjoying for his own benefit the special rights and powers of shares of Class B Stock in violation of such provisions, then the corporation shall take such action at law or in equity as is appropriate under the circumstances. An unforeclosed pledge made to secure a bona fide obligation shall not be deemed to violate such provisions.

2.7. DEFINITIONS; VERIFICATION OF AFFIDAVITS. For the purposes of this Section 2, each reference to a "person" shall be deemed to include not only a natural person, but also a corporation, partnership, association, unincorporated organization or legal entity of any kind; each reference to a "natural person" (or to a "record holder" of shares, if a natural person) shall be deemed to include in his representative capacity a guardian, committee, executor, administrator or other legal representative of such natural person or record holder; the term "non-voting preferred stock" as applied to stock in a corporate holder, shall mean stock which does not entitle the holder thereto to vote for the election of directors under any circumstances and carries no right to dividends or interest in earnings other than the right to dividends in a fixed amount per annum, which right may be cumulative; and the term "exempt organization" shall mean any corporation, community chest, fund or foundation organized and operated exclusively for religious, charitable, scientific, literary, or educational purposes which, at the date of verification of the affidavit in which reference thereto is made, shall have been exempted or be exempt, wholly or partially, from taxation on income under the provisions of
Section 501(c)(3) of the Internal Revenue Code of 1986, as then in effect, or other provision of Federal law then in effect governing the exemption from Federal taxation on income of institutions organized and operated exclusively for any one or more of the foregoing purposes. Each affidavit of a record holder furnished pursuant to subsection 2.2 shall be verified as of a date not earlier than five days prior to the date of delivery thereof, and, where such record holder is a corporation or partnership, shall be verified by an officer of the corporation or by a general partner of the partnership, as the case may be.

                                     * * *

                                   SECTION 4.

                              SUBSCRIPTION RIGHTS.

4.1. SPECIAL RIGHT OF SUBSCRIPTION -- CLASS B STOCK. No shares of Class B Stock and no obligations or shares convertible into shares of Class B Stock, whether now or hereafter authorized and whether unissued or in the treasury, shall be issued, for money paid, property or any other consideration, unless the holders of Class B Stock shall first have been given a special right to subscribe thereto, on a ratable basis, at a price not less favorable than that at which such shares or obligations are to be offered to others.

4.2. OTHER SUBSCRIPTION RIGHTS DENIED. Except for the special subscription rights conferred on the holders of Class B Stock by the provisions of subsections 4.1 and 4.3, no holder of stock of the corporation of any class shall have any pre-emptive or preferential right to subscribe to or purchase any shares of any class of stock of the corporation, whether now or hereafter authorized and whether unissued or in the treasury, or any obligations convertible into shares of any class of stock of the corporation, at any time issued or sold, or any right to subscribe to or purchase any thereof.

4.3. DISCRETIONARY OFFERING OF COMMON STOCK. If the Board of Directors in its discretion should at any time offer shares of Common Stock, or any shares or obligations convertible into shares of Common Stock, for subscription or purchase by the holders of Common Stock, then there shall be offered to all of the holders of Class B Stock for subscription or purchase on a ratable basis, and at the same price per share or unit, shares of stock of that class, or shares or obligations convertible into shares of stock of that class, as the case may be; provided, however, that from and after the time when the total number of outstanding shares of Class B Stock shall first have fallen below 33,749,932[16,874,966], there shall be offered to the holders of the outstanding shares of such stock for subscription or purchase shares of Common Stock or shares or obligations convertible into shares of Common Stock, as the case may be, in lieu of additional shares of Class B Stock or shares or obligations convertible into shares of Class B Stock, as the case may be.

                                   SECTION 5.

                              RIGHTS TO DIVIDENDS.

When and as dividends are declared (other than dividends declared with respect to Preferred Stock), whether payable in cash, in property or in shares of stock of the corporation (other than shares of Class B Stock or Common Stock), the holders of Class B Stock and the holders of Common Stock shall be entitled to share equally, share for share, in such dividends. No dividends shall be declared or paid in shares of Class B Stock or Common Stock of the corporation, except dividends, otherwise ratable, payable in shares of Class B Stock to holders of that class of stock, and in shares of Common Stock to holders of that class of stock; provided, however, that from and after the time when the total number of outstanding shares of Class B Stock shall first have fallen below 33,749,932 [16,874,966], any such dividend shall be declared and paid to the holders of shares of Class B Stock in shares of Common Stock.

                                   SECTION 6.

                                  ADJUSTMENTS.

6.1. INCREASE IN OUTSTANDING STOCK. If the corporation shall in any manner increase the number of outstanding shares of Class B Stock, then each of the share numbers set forth in the Table below and appearing in the provision of this Article FOURTH set forth in such Table opposite such share number shall be deemed to be increased by a number bearing the same proportion to such share number that such increase in the number of outstanding shares of Class B Stock bears to the number of shares of Class B Stock outstanding immediately prior to such increase; and in each such case all of such provisions and this subsection
6.1 shall be applied so as to give effect to such share numbers as so increased. If any such increase shall be effected by amendment of the Certificate of Incorporation, then such amendment shall itself increase each of the appropriate share numbers in accordance with the foregoing.

                                     TABLE

                                PROVISION                                         SHARE NUMBER
        1.3a..................................................... 60,749,880      [30,374,940]
        1.3b..................................................... 60,749,880      [30,374,940]
        1.3b..................................................... 33,749,932      [16,874,966]
        1.3c..................................................... 33,749,932      [16,874,966]
        1.7...................................................... 33,749,932      [16,874,966]
        2.1...................................................... 33,749,932      [16,874,966]
        2.2(iii)................................................. 33,749,932      [16,874,966]
        2.2(iv).................................................. 33,749,932      [16,874,966]
        2.2(v)...................................................  8,437,480      [ 4,218,740]
        2.2 (last paragraph)..................................... 33,749,932      [16,874,966]
        2.4...................................................... 33,749,932      [16,874,966]
        2.5...................................................... 33,749,932      [16,874,966]
        4.3...................................................... 33,749,932      [16,874,966]
        5........................................................ 33,749,932      [16,874,966]

6.2. CONSOLIDATION OR COMBINATION OF SHARES. If the corporation shall effect the consolidation or combination of all outstanding shares of Class B Stock by amendment of the Certificate of Incorporation, so as to reduce the number of outstanding shares thereof, then such amendment shall also decrease each of the share numbers set forth in the Table in subsection 6.1 and appearing in the provision of this Article FOURTH set forth in such Table opposite such share number, by a number bearing the same proportion to such share number that the decrease in the number of outstanding shares of stock of such class effected by such consolidation or combination bears to the number of shares of stock of such class outstanding immediately prior to the effective date of such consolidation or combination.

                                                  NOTICE OF
                                                  1994
                                                  ANNUAL MEETING
                                                  OF STOCKHOLDERS
                                                  AND
                                                  PROXY STATEMENT


      [LOGO]                          [LOGO]                          [LOGO]

This Proxy Statement is printed
entirely on recycled and recyclable
paper. Soy ink, rather than
petroleum-based ink, is used throughout.

                                    [LOGO]


                              FORD MOTOR COMPANY


PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                                 STOCKHOLDERS


        The undersigned hereby appoints CLIFTON R. WHARTON, JR., STANLEY A. SENEKER AND JOHN M. RINTAMAKI, or any of them, proxies, with power of substitution, to vote all the shares of Common Stock which the undersigned is entitled to vote on all matters, unless the contrary is indicated on the reverse side hereof, which may come before Ford Motor Company's Annual Meeting of Stockholders to be held in the Grand Ballroom at the Stouffer Tower City Plaza Hotel, 24 Public Square, Cleveland, Ohio, at 10:00 A.M., Eastern Daylight Time, on May 12, 1994, and any adjournments thereof.

        THE PROXIES SHALL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXIES SHALL VOTE THE SHARES (A) "FOR" THE ELECTION AS DIRECTORS OF ALL THE NOMINEES NAMED IN THE PROXY STATEMENT AND LISTED ON THE REVERSE SIDE OR ANY OTHER PERSON SELECTED BY THE BOARD OF DIRECTORS IN SUBSTITUTION FOR ANY OF THE NOMINEES AND (B) "FOR" PROPOSALS 1 AND 2 AND "AGAINST" PROPOSALS 3 AND 4, EACH OF WHICH IS SET FORTH IN THE PROXY STATEMENT.

ADDRESS CHANGE:  PLEASE NOTE CHANGE HERE AND MARK BOX ON REVERSE SIDE

(Continued and to be signed on the reverse side)

                                                               /X/ Please mark
                                                                   your votes
                                                                   this way

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL MANAGEMENT
                     NOMINEES AND FOR PROPOSALS 1 AND 2.

                                                                                                              FOR   AGAINST  ABSTAIN
Election of 16 directors: Colby H. Chandler; Michael D. Dingman; Edsel B.          Proposal 1 - Ratification  / /    / /       / /
Ford II; William C. Ford; William C. Ford, Jr.; Allan D. Gilmour; Roberto C.       of Selection of
Goizueta; Irvine O. Hockaday, Jr.; Drew Lewis; Ellen R. Marram; Kenneth H.         Independent Public
Olsen; Carl E. Reichardt; Louis R. Ross; Stanley A. Seneker; Alex Trotman and      Accountants
Clifton R. Wharton, Jr.
                                                                                   Proposal 2 - Approval of   FOR   AGAINST  ABSTAIN
                                                                                   a Charter Amendment to     / /     / /      / /
                                                                                   Increase Authorized
                                                                                   Shares


                              WITHHELD for the following only, write name below:
    FOR          WITHHELD for
all nominees     all nominees  ________________________________________________    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
/ /               / /                                                                      AGAINST PROPOSALS 3 AND 4.

                                                                                   Proposal 3 - Relating to   FOR   AGAINST  ABSTAIN
                                                                                   Rotation of Annual         / /     / /    / /
                                                                                   Meeting Location

                                                                                   Proposal 4 - Relating to   FOR   AGAINST  ABSTAIN
                                                                                   a Report on Maquiladora    / /     / /    / /
                                                                                   Operations in Mexico

                                                                                      PLAN TO   / /     / /  ADDRESS
                                                                                      ATTEND                 CHANGE
                                                                                      MEETING

SIGNATURE(S)______________________________ DATE _______________________________

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.